UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

IMMIX BIOPHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

IMMIX BIOPHARMA, INC.

11400 West Olympic Blvd., Suite 200

Los Angeles, CA 90064

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 11, 2024

Dear Stockholders:

You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Immix Biopharma, Inc. (the “Company,” “we,” “us,” or “our”) to consider and act upon the following matters:

1.	To elect eight (8) members to our Board of Directors;

2.	To ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	To approve certain amendments to the Immix Biopharma, Inc. Amended and Restated 2021 Omnibus Equity Incentive Plan; and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Company’s Board of Directors has fixed the close of business on April 22, 2024 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance of the Annual Meeting to our stockholders. Registration and seating will begin at 11:30 a.m. EDT. Shares of common stock can be voted at the Annual Meeting only if the holder thereof is present in person or by valid proxy.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. If you do not plan on attending the Annual Meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Even if you do plan to attend the Annual Meeting, we recommend that you vote your shares at your earliest convenience in order to ensure your representation at the Annual Meeting. Your vote is very important.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 11, 2024 at 12:00 p.m. EDT at the Company’s office located at 11400 West Olympic Blvd., Suite 200, Los Angeles, CA 90064.

The proxy statement and annual report to stockholders are available at http://www.annualgeneralmeetings.com/immx2024

By the Order of the Board of Directors

/s/ Ilya Rachman
Ilya Rachman
Chairman of the Board of Directors and Chief Executive Officer

Dated: April 29, 2024

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if your desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

IMMIX BIOPHARMA, INC.

11400 West Olympic Blvd., Suite 200

Los Angeles, CA 90064

PROXY STATEMENT FOR THE

2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 11, 2024

The Board of Directors (the “Board” or “Board of Directors”) of Immix Biopharma, Inc. (“Immix” or the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s office located at 11400 West Olympic Blvd., Suite 200, Los Angeles, CA 90064, on June 11, 2024, at 12:00 p.m. EDT, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares of our common stock are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about May 2, 2024 to our beneficial owners and stockholders of record who owned our common stock at the close of business on April 22, 2024. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request that a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I Receive a Notice of Internet Availability of Proxy Materials in the Mail instead of a Full Set of Proxy Materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet free of charge or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically will remain in effect until the stockholder changes its election.

What Does it Mean if I Receive More than One Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

How do I attend the Annual Meeting?

The Annual Meeting will be held on June 11, 2024, at 12:00 p.m. EDT at the Company’s office located at 11400 West Olympic Blvd., Suite 200, Los Angeles, CA 90064. Information on how to vote in person at the Annual Meeting is discussed below.

Who May Attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date (as defined herein).

Who is Entitled to Vote?

The Board has fixed the close of business on April 22, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 26,404,063 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Pacific Stock Transfer, Inc., you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

What am I Voting on?

There are three matters scheduled for a vote:

1.	To elect eight (8) members to our Board of Directors;

2.	To ratify the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024; and

3.	To approve certain amendments to the Immix Biopharma, Inc. Amended and Restated 2021 Omnibus Equity Incentive Plan (the “2021 Plan”), including (i) an increase in the number of shares of common stock available for issuance under the Plan and (ii) the adoption of an evergreen provision to the Plan providing for an automatic annual increase in the shares of common stock available for issuance under the Plan over the next ten years (the “2021 Plan Amendments”).

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

Stockholders of Record

For your convenience, record holders of our common stock have three methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your proxy card.

2.	Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote in person. Attend and vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name

For your convenience, beneficial owners of our common stock have three methods of voting:

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form.

2.	Vote by mail. Mark, date, sign and promptly mail your vote instruction form (a postage-paid envelope is provided for mailing in the United States).

3.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

If you vote by Internet, please DO NOT mail your proxy card.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. If you are a street name stockholder and wish to vote at the Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote as of the Record Date, are represented in person or by proxy. Thus,13,202,032 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, the chairperson of the Annual Meeting may adjourn the Annual Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	“FOR” the election of each of the eight (8) members to our Board of Directors;

2.	“FOR” the ratification of the appointment of KMJ Corbin & Company LLP, as our independent registered public accounting firm for our fiscal year ending December 31, 2024; and

3.	“FOR” the approval of the 2021 Plan Amendments.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “FOR,” “WITHHOLD” and broker non-votes; and, with respect to the other proposals, votes “FOR” and “AGAINST,” abstentions and broker non-votes.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker may vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on these proposals.

Brokers cannot use discretionary authority to vote shares on the election of directors or the 2021 Plan Amendments if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. However, our Amended and Restated Bylaws (“Bylaws”) provide that an action of our stockholders (other than the election of directors) is only approved if a majority of the number of shares of stock present and entitled to vote thereat vote in favor of such action.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required
Election of each of the eight (8) members to our Board of Directors	Plurality of the votes cast (the eight (8) directors receiving the most “FOR” votes)

Ratification of the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024	A majority of the votes entitled to vote thereon and present at the Annual Meeting

Approval of the 2021 Plan Amendments	A majority of the votes entitled to vote thereon and present at the Annual Meeting

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote “for” or “withhold” as to each nominee. With regard to other proposals, you may vote “for,” “against” or “abstain” for each proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Secretary of Immix, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Immix Biopharma, Inc., 11400 West Olympic Blvd., Suite 200, Los Angeles, CA 90064. Your most current proxy card or Internet proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Do I Have Dissenters’ Rights of Appraisal?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2025 Annual Meeting?

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 annual meeting of stockholders (the “2025 Annual Meeting”) must submit the proposal to us at our corporate headquarters no later than December 23, 2024, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. In the event the date of the 2025 Annual Meeting has been changed by more than 30 days from the date of the 2024 Annual Meeting, stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 Annual Meeting must submit the proposal to us at our corporate headquarters no later than a reasonable time before we begin to print and send our proxy materials for our 2025 Annual Meeting.

Stockholders who intend to present a proposal at our 2025 Annual Meeting without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Secretary so that such notice is received by our Secretary at our principal executive office on or after February 10, 2024 but no later than March 12, 2025; provided, however, if the date of the 2025 Annual Meeting is convened more than 30 days before, or delayed by more than 60 days after, June 11, 2025, to be considered for inclusion in proxy materials for our 2025 Annual Meeting, a stockholder proposal must be submitted in writing to our Secretary at Immix Biopharma, Inc., 1400 West Olympic Blvd., Suite 200, Los Angeles, CA 90064 and received no earlier than the Close of Business (as defined in the Bylaws) on the 120th day prior to such annual meeting and no later than the Close of Business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which Public Announcement (as defined in the Bylaws) of the date of such meeting is first made by the Company.

In order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2025 Annual Meeting, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our Bylaws and such notice must include all the information required by Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and such stockholders must comply with all of the requirements of Rule 14a-19 under the Exchange Act.

Stockholders are also advised to review our Bylaws, which contain additional requirements relating to stockholder proposals and director nominations, including who may submit them and what information must be included.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board have an interest in Proposal 1, the election to the Board of the eight director nominees set forth herein. In addition, our officers and directors may be the recipient of future awards under the Amended and Restated 2021 Plan as described later in this proxy statement under the heading “Proposal 3: Approval of the 2021 Plan Amendments.” Members of the Board and executive officers of Immix do not have any interest in Proposal 2, the ratification of the appointment of the Company’s independent registered public accounting firm.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.

Board Composition and Leadership Structure

Our Board is comprised of eight directors of which six are independent. Ilya Rachman, our Chief Executive Officer, also serves as Chairman of the Board and, since September 2022, Helen Adams serves as our lead independent director. The Board believes that Mr. Rachman is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry and is also the person most capable of effectively identifying strategic priorities and leading the discussion and execution of corporate strategy. In addition, the Board believes that the combined role of Chairman and Chief Executive Officer strengthens the communication between the Board and management. Further, as the individual with primary responsibility for managing day-to-day operations, Mr. Rachman is best positioned to chair Board meetings and ensure that key business issues and risks are brought to the attention of our Board. Helen Adams, as our lead independent director, and pursuant to our charter of the lead independent director adopted by our Board in September 2022, is responsible for, among other things, presiding over all meetings of our Board at which our Chairman is not present, including any executive sessions of our independent directors; approving Board meeting schedules and agendas; and acting as the liaison between our independent directors and the Chief Executive Officer and Chairman of our Board. In addition, Ms. Adams, as our lead independent director, may call meetings of our independent directors and authorize the retention of outside advisors and consultants who report directly to our independent directors or the Board on Board-wide issues.

Board’s Role in Risk Oversight

The Company’s Board is committed to a corporate culture that aligns day-to-day decision making with risk awareness and helps assure that the Company’s long-term strategic initiatives are consistent with its risk appetite. The Board of Directors has determined that overall responsibility for overseeing enterprise risk management at the Company rests with the full Board of Directors as opposed to any specific board-level committee. The Board recognizes the importance of identifying, assessing and monitoring risks that may have a material adverse effect on the Company, including operational, financial, and strategic risks. In fulfilling its risk oversight function, the Board has delegated certain oversight responsibilities to its three standing committees—Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of major financial risk exposures, internal control over financial reporting, disclosure controls and procedures and legal and regulatory compliance. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The Nominating and Corporate Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk.

Director Independence

Our common stock is listed on The Nasdaq Capital Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation, Compensation Committee and Nominating and Corporate Governance Committee must be an “independent director.” Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, compensation committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that Magda Marquet, Jason Hsu, Helen C. Adams, Carey Ng, Jane Buchan and Yekaterina Chudnovksy representing six of our eight incumbent directors, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each directors’ business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Committee of our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees has a written charter, copies of which are available without charge on our website at www.immixbio.com. In addition from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.

Audit Committee

Our Audit Committee is responsible for, among other things:

●	approving and retaining the independent auditors to conduct the annual audit of our financial statements;

●	reviewing the proposed scope and results of the audit;

●	reviewing and pre-approving audit and non-audit fees and services;

●	reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;

●	reviewing and approving transactions between us and our directors, officers and affiliates;

●	establishing procedures for complaints received by us regarding accounting matters;

●	overseeing internal audit functions, if any; and

●	preparing the report of the Audit Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Audit Committee consists of Helen C. Adams, Jane Buchan and Carey Ng, with Helen C. Adams serving as chair. Our Board of Directors has determined that Helen C. Adams, Jane Buchan and Carey Ng each meet the definition of “independent director” under Nasdaq rules, and that they meet the independence standards under Rule 10A-3 of the Exchange Act. Each member of our Audit Committee meets the financial literacy requirements of Nasdaq. In addition, our Board of Directors has determined that Helen C. Adams qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

●	reviewing and recommending the compensation arrangements for management, including the compensation for our Chief Executive Officer;

●	establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

●	administering our stock incentive plans; and

●	preparing the report of the Compensation Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

Our Compensation Committee consists of Magda Marquet, Jane Buchan and Jason Hsu, with Magda Marquet serving as chair. Our Board of Directors has determined that Magda Marquet, Jane Buchan and Jason Hsu are independent directors under Nasdaq rules.

For fiscal year 2023, we engaged FW Cook as our independent compensation consultant. FW Cook, who reports directly to the Compensation Committee and not to management, is independent from us, and has not provided any services to us other than to the Compensation Committee. FW Cook reviews and advises on all principal aspects of the executive and director compensation, provides input on best practices and other advisory matters. FW Cook is expected to remain engaged through fiscal year 2024 as our independent compensation consultant. The Compensation Committee assessed the independence of FW Cook pursuant to SEC rules and concluded that the work of FW Cook has not raised any conflict of interest.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:

●	identifying and nominating members of the Board of Directors;

●	developing and recommending to the Board of Directors a set of corporate governance principles applicable to our Company; and

●	overseeing the evaluation of our Board of Directors.

Our Nominating and Corporate Governance Committee consists of Jane Buchan, Magda Marquet and Yekaterina Chudnovksy, with Jane Buchan serving as chair. Our Board of Directors has determined that Jane Buchan, Magda Marquet and Yekaterina Chudnovksy are independent directors under Nasdaq rules.

Scientific Advisory Board

Heather Landau, MD, is a member of our Scientific Advisory Board. Dr. Heather Landau is the Director of Amyloidosis Program and a Bone Marrow Transplant Specialist & Cellular Therapist at Memorial Sloan-Kettering Cancer Center in New York. She has authored more than 100 peer-reviewed publications. Dr. Landau received her medical degree from SUNY Upstate Medical University, completed her Internal Medicine residency at University of Colorado and her Hematology & Oncology fellowship at Memorial Sloan Kettering Cancer Center.

Michaela Liedtke, MD, is a member of our Scientific Advisory Board. Dr. Michaela Liedtke is the Stanford University Medicine Cancer Center Program Lead, Hematology; Co-Director, Stanford Amyloid Center; Medical Director, Stanford Adolescent and Young Adult Program; and Member Leukemia Committee, Southwest Oncology Group. Dr. Liedtke is an award-winning hematologist/oncologist, having received the Translational Research Award, Stanford Department of Medicine; Young Investigator Award, American Society of Clinical Oncology (ASCO); Methods in Clinical Cancer Research Scholar, ASCO/AACR; Fellowship Award, Lymphoma Research Foundation; and Translational Research Award, Doris Duke Foundation. Dr. Leidtke is a member of the American Society of Hematology, American Society of Clinical Oncology, International Myeloma Society, International Society of Amyloidosis, and the Stanford Cardiovascular Institute. Dr. Liedtke completed her fellowship at Stanford University Medical Center and Memorial Sloan-Kettering Cancer Center, residency at the Albert Einstein College of Medicine, and received her medical degree from Medizinische Hochschule Hannover.

Vaishali Sanchorawala, MD, is a member of our Scientific Advisory Board. Dr. Sanchorawala is the Skinner Professor of Amyloidosis Research in the Department of Medicine at Boston University Chobanian & Avedisian School of Medicine, and Director of the Amyloidosis Center at Boston Medical Center (BMC) and Boston University. Dr. Sanchorawala is Associate Editor of Amyloid: The Journal of Protein Folding Disorders; former Secretary of the International Society of Amyloidosis; and a member of the Executive Steering Committee of Amyloidosis Research Consortium. Dr. Sanchorawala completed residency at Rutgers Health/New Jersey Medical School and her fellowship in hematology/oncology at Boston University Medical Center. Dr. Sanchorawala is board certified in Internal Medicine and Hematology.

Marko Radic, PhD, is a member of our Scientific Advisory Board. Dr. Radic is Associate Professor in the Department of Microbiology, Immunology and Biochemistry at the University of Tennessee Health Science Center (“UTHSC”). Dr. Radic’s research laboratory focuses on the mechanisms leading to autoimmune disease, with an emphasis on antibody-mediated disorders, such as Systemic Lupus Erythematosus (SLE), Rheumatoid Arthritis (RA), and Anti-Phospholipid Syndrome (APS). Dr. Radic’s laboratory identified the critical nexus of sustained activation of autoreactive B cells in lupus, and tested immunotherapy with chimeric antigen receptor modified CD8+ T cells (CAR-T) in two murine models of lupus, published in Science Translational Medicine, 2019 (which was recently featured in Nature, Dec 2023). Dr. Radic has authored more than 90 peer-reviewed scientific publications, 25 reviews and 10 book chapters. Prior to joining UTHSC in 2000, Dr. Radic was an Associate Professor in the Department of Microbiology at Drexel University. Dr. Radic trained as postdoctoral fellow at the Fox Chase Cancer Center, received his Ph.D. in Biological Sciences from the University of California in Irvine, and received his B.S. in Genetics from the University of California in Davis.

Suzanne Lentzsch, MD, is a member of our Scientific Advisory Board. Dr. Suzanne Lentzsch is a Professor of Clinical Medicine and the Director of the Multiple Myeloma and Amyloidosis Program at the College of Physicians and Surgeons of Columbia University and at New York Presbyterian Hospital in New York. Dr. Lentzsch was a key clinical investigator in establishing bendamustine as a new treatment for relapsed amyloidosis, and designed and led the first in human CAEL-101 phase 1a/b clinical study in AL Amyloidosis. She is a co-founder of Caelum Biosciences, subsequently acquired by AstraZeneca. Dr. Lentzsch is the Co-Chair of the NCI Myeloma Steering Committee, a member of the ASH Scientific Committee for Plasma Cell Neoplasia and the ASCO Scientific Program Committee Hematologic Malignancies-Plasma Cell Dyscrasia, the Educational and Steering Committee for the Society of Hematology and Oncology (SOHO), and the SWOG Myeloma Working Group. She co-chairs the Career Development Committee of the International Myeloma Society (IMS). She is Associate Editor for JCO and on the Editorial Board for Blood Cancer Discoveries.

Larry Norton, MD, is the Chair of our Scientific Advisory Board. Dr. Norton is Senior Vice President, Office of the President; Medical Director, Evelyn H. Lauder Breast Center, Memorial Sloan Kettering Cancer Center, and Professor of Medicine, Weill-Cornell Medical College. He is a founder and Scientific Director of the Breast Cancer Research Foundation. Dr. Norton is the founding incumbent of the Norna S. Sarofim Chair of Clinical Oncology at MSKCC and a Professor of Medicine in the Weill Cornell Medical College. He was a U.S. Presidential appointee to the National Cancer Advisory Board (the board of directors of the National Cancer Institute (“NCI”)) serving as Chair of the Budget Sub-Committee. A former Director of the American Society of Clinical Oncology, he served as President of ASCO and subsequently Chair of the ASCO Foundation, now the Conquer Cancer Foundation. He has been Vice-Chair of the Lymphoma Committee and a long-serving Chair of the Breast Committee of the Cancer and Leukemia Group B (now the Alliance for Clinical Trials in Oncology). He has served on or chaired numerous committees of the National Cancer Institute, National Institutes of Health, and the Institute of Medicine of the National Academy of Sciences. He is an editorial board member or reviewer for numerous medical journals and on the advisory boards of many advocacy and medical institutions including the Cold Spring Harbor Laboratory Cancer Center and several Specialized Programs of Research Excellence. Dr. Norton’s personal research has focused on the use of medicines to treat cancer, particularly the application of mathematical methods to optimizing dose and schedule. He has been involved in the development of several effective agents including paclitaxel and trastuzumab. He co-invented the Norton-Simon Model of cancer growth which has broadly influenced cancer therapy, and more recently the self-seeding concept of cancer metastasis and growth. He is the Principal Investigator of an NCI Program Project Grant in Models of Human Breast Cancer and an author of more than 350 published articles and many book chapters. He received his AB with Highest Distinction from the University of Rochester and his MD from the College of Physicians and Surgeons of Columbia University. He trained in medicine and medical research at the Albert Einstein College of Medicine and the NCI.

Sant Chawla, MD, is a member of our Scientific Advisory Board. Dr. Chawla holds medical licensures in both Texas and California, and he is board certified in Internal Medicine and Medical Oncology. He is a pioneering physician whose work in sarcoma oncology has brought him several accolades and recognition as one of the world’s leading authorities in medical treatment and clinical research for bone and soft-tissue sarcomas and sarcoma therapy. Dr. Chawla heads the Sarcoma Oncology Center in Santa Monica, CA. Dr. Chawla serves on the clinical faculty of numerous prestigious cancer centers, including UCLA, University of Southern California, John Wayne Cancer Institute at St. John’s Hospital. In addition, he has been an adjunct associate professor at Stanford University, is an adjunct associate professor at the University of Texas, M.D. Anderson Cancer Center; and is a medical oncologist at Cedars Sinai Comprehensive Cancer Center. Over his 30 years of medical and clinical research experience, Dr. Chawla’s research has been a foundation for further breakthroughs in cancer treatment. Dr. Chawla received his medical degree and completed his residency training in internal medicine at the All India Institute of Medical Sciences in New Delhi.

Razelle Kurzrock, MD, is a member of our Scientific Advisory Board. Dr. Kurzrock joined University of California San Diego Moores Cancer Center in November 2012 as Senior Deputy Center Director for Clinical Science. She is also the Murray Professor of Medicine, Director of the Clinical Trials Office and, on July 1, 2014, became the Chief of the Division of Hematology-Oncology Division (in the University of San Diego School of Medicine). Dr. Kurzrock’s charge includes growing and innovating the clinical trials program, and heading the newly established Center for Personalized Cancer Therapy and the University of California San Diego Moores Cancer Center Clinical Trials Office. Dr. Kurzrock is best known for successfully creating and chairing the largest Phase I clinical trials department in the world while at the University of Texas M.D. Anderson Cancer Center. Dr. Kurzrock’s unique approach emphasizes using cutting-edge molecular profiling technologies to match patients with novel targeted therapies, reflecting a personalized strategy to optimize cancer treatment. Dr. Kurzrock has served as the principal investigator on more than 90 clinical trials, and overseen over 300 trials, mainly using novel targeted molecules, several of which have gone on to U.S. Food and Drug Administration (“FDA”) approval. She has published over 500 peer-reviewed articles in a variety of elite medical journals. In addition, she is Chair of the Southwest Oncology Group Early Therapeutics Committee and on their Board of Governors and also serves on the board of directors for the National Comprehensive Cancer Network (“NCCN”) and for WIN (World-Wide Innovative Network for Personalized Cancer Therapy). She Chairs the Molecular Diagnostic Clinical Trials committee for the American Association of Cancer Institutes, as well as the Clinical Investigator Committee for NCCN, and the Clinical Trials Committee for WIN. Dr. Kurzrock has been the principal investigator of numerous grants and funding awards totaling over $50 million. Dr. Kurzrock received her MD from the University of Toronto.

Galit Lahav, PhD, is a member of our Scientific Advisory Board. Dr. Lahav is the Novartis Professor of Systems Biology and Department Chair, Systems Biology at Harvard Medical School. Dr. Lahav leads a department at Harvard that uses the power of systems thinking, across macro and micro scales, to unlock new insights into health and disease. Dr. Lahav’s goal is to determine why human cancer cells often show different responses to the same treatment, and to identify new therapies that will increase the efficacy of anti-cancer drugs. Dr. Lahav’s research program works across traditional disciplinary boundaries. Dr. Lahav’s lab has pioneered computational and quantitative experimental approaches to studying the fate and behavior of human cells in disease and health at the single-cell level. Dr. Lahav’s work has yielded critical insights into the function and behavior of tumor-suppressing mechanisms and their role in cellular destiny. Dr. Lahav has been recognized through several awards and honors including the Smith Family Award, Vilcek Prize for Creative Promise, and Excellence in Teaching and Mentoring awards. Dr. Lahav has established and organized leadership and management workshops for postdocs and faculty, as well as developed programs for advancing women in science. Dr. Lahav received her PhD in 2001 from the Technion, Israel Institute of Technology. In 2003, she completed her postdoctoral fellowship at the Weizmann Institute of Science in Israel. She then spent a year at Harvard’s Bauer Center for Genomics Research, and in 2004 joined the Department of Systems Biology at Harvard Medical School. In 2018, Dr. Lahav became the Chair of the Department of Systems Biology.

Gary Schiller, MD, is a member of our Scientific Advisory Board. Dr. Schiller is a well-published clinical investigator in acute and chronic leukemias, multiple myeloma, and other hematologic malignancies, as well as in stem cell and bone marrow transplantation. He lectures extensively, and has also written for the popular press. He is Immediate-Past Chairman of the Los Angeles Museum of the Holocaust. His research projects include clinical studies of new drugs, therapies, and bone marrow/stem cell transplantation for patients with malignancies of the blood or bone marrow such as leukemia, multiple myeloma, and lymphoma. He has carried out studies of stem cell transplantation following high-dose chemotherapy and radiation for acute myelogenous leukemia, one of the most common types of leukemia in adults. He has ongoing studies using new drugs and therapeutics for acute and chronic lymphocytic leukemia, acute and chronic myelogenous leukemia, and multiple myeloma. He also has studies going on in certain kinds of non-Hodgkin’s lymphoma and Sickle Cell Anemia. Dr. Schiller received his MD from the University of Southern California School of Medicine.

George W. Sledge, Jr. MD, is a member of our Scientific Advisory Board. Dr. Sledge is Professor and former Chief of Medical Oncology at Stanford University Medical Center. Dr. Sledge served as a Ballve-Lantero Professor of Oncology of Medicine and Pathology of Indiana University School of Medicine. He served as Co-Director of the breast cancer program at the Indiana University Cancer Center, where he was a Professor of Medicine and Pathology at the Indiana University Simon Cancer Center. Dr. Sledge specializes in the study and treatment of breast cancer and directed the first large, nationwide study on the use of paclitaxel to treat advanced breast cancer. His recent research focuses on novel biologic treatments for breast cancer. He served as a Professor of Indiana University Cancer Center Breast Cancer Program. He has also served as the President of the American Society of Clinical Oncology, as a member of the Department of Defense Breast Cancer Research Program’s Integration Panel, as a member of the FDA’s Oncology Drug Advisory Committee, and as a member of the External Advisory Committee for The Cancer Genome Atlas project. Dr. Sledge was awarded the Hope Funds for Cancer Research 2013 Award of ‘Excellence for Medicine’. He holds a B.A. from the University of Wisconsin and an M.D. from Tulane University.

Our arrangements with these individuals do not entitle us to any of their existing or future intellectual property derived from their independent research or research with other third parties.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is filed as an exhibit to our Annual Report on Form 10-K and is posted on our website, www.immixbio.com. We intend to post on our website all disclosures that are required by law or Nasdaq rules concerning any amendments to, or waivers from, any provision of the code.

Anti-hedging

As part of our Insider Trading Policy, all of our officers, directors, employees and consultants and family members or others sharing a household with any of the foregoing or that may have access to material non-public information regarding our Company are prohibited from engaging in short sales of our securities, any hedging or monetization transactions involving our securities and in transactions involving puts, calls or other derivative securities based on our securities. Our Insider Trading Policy further prohibits such persons from purchasing our securities on margin, borrowing against any account in which our securities are held or pledging our securities as collateral for a loan unless pre-cleared by our Insider Trading Compliance Officer. As of December 31, 2023, none of our directors or executive officers had pledged any shares of our common stock.

Family Relationships and Other Arrangements

There are no family relationships among our directors and executive officers. There are no arrangements or understandings between or among our executive officers and directors pursuant to which any director or executive officer was or is to be selected as a director or executive officer.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During the 2023 fiscal year, the Board of Directors held six meetings. In addition, our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee held five, four and five meetings, respectively. During the 2023 fiscal year, none of our directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he/she served. The independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. We do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our Board of Directors.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

Immix Biopharma, Inc.

c/o Secretary

11400 West Olympic Blvd., Suite 200

Los Angeles, CA 90064

All communications by letter addressed to the attention of our Secretary will be reviewed by the Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

Our Board of Directors is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

Our Board of Directors encourages selection of directors who will contribute to the Company’s overall corporate goals. Individual directors may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to the Board of Directors, ability to contribute to the Board of Directors’ overall effectiveness, and the needs of the Board of Directors and its committees. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, the Board of Directors considers these factors in the light of the specific needs of the Board of Directors at that time.

A director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. There are no limits term that may be served by a director; however, in connection with evaluating recommendations for nomination for reelection, the Board of Directors considers director tenure. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect eight directors to hold office until the 2025 Annual Meeting. Directors are elected by a plurality of votes cast by stockholders. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the eight nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to serve for a one-year term. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information with Respect to Director Nominees

Listed below are the current directors who are nominated to hold office until their successors are elected and qualified, and their ages as of the Record Date.

Name	Age	Position
Ilya Rachman, MD, PhD, MBA	52	Chief Executive Officer and Chairman
Gabriel Morris, BA	38	Chief Financial Officer and Director
Jason Hsu, PhD, MS	50	Director
Magda Marquet, PhD	65	Director
Helen C. Adams, CPA	65	Director
Carey Ng, PhD, MBA	45	Director
Jane Buchan, PhD	60	Director
Yekaterina Chudnovsky, JD	39	Director

The business background and certain other information about our directors is set forth below.

Ilya Rachman, MD, PhD, Chief Executive Officer, Chairman

Ilya Rachman is the founder, Chairman and Chief Executive Officer of Immix Biopharma, Inc. and has served in those positions since inception in 2012. Dr. Rachman is a pioneering physician/scientist and cell biologist. Dr. Rachman founded ImmixBio with the goal of applying academic research and discoveries initially in oncology to benefit cancer patients and is named as an inventor on a number of ImmixBio patents. Prior to ImmixBio, Dr. Rachman founded a clinical research organization that conducted clinical trials of various large pharmaceutical companies drugs through Phase 3 and 4 clinical trials. Dr. Rachman was also a physician/scientist at Cedars-Sinai Medical Center and UCLA Health. Dr. Rachman received his joint MD/PhD degree from the University of Illinois Chicago, conducting original research in neuroendocrinology, received his EMBA from the University of California at Los Angeles, and received his B.S. from the University of Iowa. Dr. Rachman trained in medicine and medical research at UCLA Health. We believe Dr. Rachman is qualified to serve as a member of our Board of Directors because of his leadership skills, scientific background and experience as a clinician and in experimental oncology.

Gabriel Morris, BA, Chief Financial Officer, Director

Gabriel Morris has served as Chief Financial Officer and a Director of Immix Biopharma, Inc. since March 2021. Mr. Morris has been Managing Partner of Alwaysraise LLC, a life sciences advisory and investment firm based in San Francisco, California, since its founding in 2020. Prior, Mr. Morris was the interim Chief Financial Officer of Zap Surgical Systems, a brain radiosurgery company, from 2019 to 2020, where he completed an $81 million growth equity financing round. Prior to 2019, Mr. Morris led cross-border mergers and acquisitions transactions at Goldman Sachs & Co. and other global investment banks for more than a decade from 2008 to 2018, where he participated in greater than $50 billion in completed transactions. In addition, Mr. Morris has co-founded two companies, one which continues to operate independently and one that was acquired by a Nasdaq listed company. Mr. Morris received his B.A. in economics from the Columbia University in the City of New York, where he attended the Icahn School of Medicine at Mount Sinai Humanities and Medicine program as an undergraduate and published experimental research in peer-reviewed scientific journals. We believe Mr. Morris is qualified to serve as a member of our Board of Directors because of his extensive experience in the areas of strategic transactions, investment, financial structuring and operations.

Jason Hsu, PhD, MS, Director

Jason Hsu has been a member of the Board of Directors of Immix Biopharma, Inc. since 2013. Mr. Hsu is also the founder, chairman and Chief Executive Officer of Rayliant Global Advisors, an asset manager focused on generating alpha from investing in China and other inefficient emerging markets, which has a total of $27 billion of investment assets using its strategies across equity, fixed income and alternatives, where he has served since 2016. Mr. Hsu has also been the Chief Economist of East West Bank (Nasdaq: EWBC) since 2023. Mr. Hsu has served as an adjunct professor of finance at the University of California at Los Angeles (“UCLA”) since 2008 and is on the Board of Advisors for UCLA Anderson School of Management (“UCLA Anderson”). Prior to founding Rayliant, Mr. Hsu co-founded and served as the Chief Investment Officer of Research Affiliates, a quantitative fund manager with over $200 billion under management, from 2002 to 2015. Mr. Hsu has received 3 JPM Fabozzi-Bernstein Outstanding Research Awards, 3 CFA Institute Graham and Dodd awards, 3 William Sharpe Best Research awards, 2010 Rising Star of Hedge Fund and 2009 Outstanding Service Award (UCLA Anderson). In addition, he has written more than 40 journal publications and more than 11 books and book chapters on investing. He has also held visiting positions at UC Irvine, National Taiwan Chengchi University, Kyoto University and Tsinghua University. Mr. Hsu received his BS (summa cum laude) from the California Institute of Technology, was awarded a MS in finance from Stanford University, and earned his PhD in finance from UCLA. We believe Mr. Hsu is qualified to serve as a member of our Board of Directors because of his extensive expertise in financial transactions, investment strategies, and business operations.

Magda Marquet, PhD, Director

Magda Marquet has been a member of our Board of Directors since June 2021. Dr. Marquet is also a member of the board of directors of AnaptysBio, Inc. (Nasdaq: ANAB), Arcturus Therapeutics (Nasdaq: ARCT) and Transcode Therapeutics (Nasdaq: RNAZ) and serves as the chair of the board of Matrisys Bioscience. Dr. Marquet also served on the board of Pfenex Inc. (Nasdaq: PFNX) from 2019 until its acquisition by Ligand Pharmaceuticals in 2020. She was the co-CEO of Althea Technologies from 2000 to 2008 and served as co-chairman of the board from 2008 until 2013. She is currently the co-CEO of Alma Life Sciences LLC, an investment and consulting firm, since 2013 and currently serves on several private company boards. Dr. Marquet has built, led and commercialized multiple life science companies. She also has been a co-founder of AltheaDx (acquired by Castle Biosciences, Inc. (Nasdaq: CSTL)), a commercial stage, precision medicine company with the world’s leading pharmacogenomics test for anxiety and depression, since 2009. Dr. Marquet guided Althea Technologies to acquisition by Ajinomoto, a global Japanese company and leader in amino acid technology. Prior to starting Althea Technologies, Dr. Marquet held several positions in pharmaceutical development in companies such as Vical and Amylin Pharmaceuticals. Dr. Marquet holds a Ph.D. in biochemical engineering from INSA/University of Toulouse, France. She has received numerous prestigious awards throughout her career including the 2005 Regional Ernst & Young Entrepreneur of the Year award in the Life Sciences category, the Athena Pinnacle award, the Director of the Year award (Corporate Governance) from the Corporate Directors Forum and has been inducted into the CONNECT Entrepreneur Hall of Fame. We believe Dr. Marquet is qualified to serve as a member of our Board of Directors because of her experience as a biopharmaceutical founder with multiple successful exits.

Helen C. Adams, CPA, Director

Helen C. Adams has been a member of our Board of Directors since June 2021. Ms. Adams was a member of the board of directors of Prometheus Biosciences, Inc (Nasdaq: RXDX) and chair of its audit committee from 2021 until its 2023 acquisition by Merck. Ms. Adams was the San Diego Area Managing Partner for Haskell & White LLP, a regional certified public accounting firm from 2013 to 2018 and has been a partner emeritus to-date. Ms. Adams is also a partner emeritus at Deloitte & Touche LLP, having worked for the firm from 1982 to 2009, most recently as a Partner in the Life Sciences and Technology Group. From 2010 to 2013, Ms. Adams was a member of the board of directors of Genasys Inc. (formerly known as LRAD Corporation), serving as the audit committee chair and member of the compensation committee. In addition to her public company board service, Ms. Adams has served on the boards of directors of several organizations, including Athena San Diego, the Athena Foundation, Make A Wish San Diego and the California State University at San Marcos Foundation. Ms. Adams received her BS from San Diego State University and completed an executive management program at Columbia Business School. We believe Ms. Adams is qualified to serve as a member of our Board of Directors because of her multi-decade, extensive experience in public accounting and the life sciences industry.

Carey Ng, PhD, MBA, Director

Carey Ng has been a member of our Board of Directors since November 2019. Dr. Ng is also currently a Managing Director of Mesa Verde Venture Partners and Member of the Investment Committee, where he has worked since 2008. Dr. Ng has over fifteen years investment and operating experience in the biomedical industry, ranging from biotech startups to large biopharmaceutical companies. Dr. Ng serves on the board of a number of Mesa Verde portfolio companies including Elysium Therapeutics, Satiogen Pharmaceuticals (spinout acquired by Shire), Biscayne Neurotherapeutics (acquired by Supernus), Paradigm Diagnostics (acquired by Exact Sciences) and Matrisys Bioscience. His board observer roles include Immusoft, Alastin Skincare (acquired by Galderma S.A.), Retrosense Therapeutics (acquired by Allergan), and Oncternal Therapeutics (ONCT). Prior to Mesa Verde, he worked with a number of biomedical startups and was also in business development at Abbott. Dr. Ng has a Ph.D. from UCLA and a MBA from University of California San Diego. We believe Dr. Ng is qualified to serve as a member of our Board of Directors because he has over ten years of investment and operating experience in the biomedical industry, ranging from biotech startups to large biopharmaceutical companies.

Jane Buchan, PhD, Director

Jane Buchan has been a member of our Board of Directors since June 2021. Dr. Buchan is also a member of the board of directors of AGF Management Ltd. (TSX:AGF.B; OTC Pink: AGFMF). She just retired, due to term limits, as a member of the board of directors of Globe Life (NYSE: GL). Dr. Buchan is Chief Executive Officer of Martlet Asset Management, a private investment office established in 2018. Prior to founding Martlet, Dr. Buchan was Chief Executive Officer of PAAMCO, a fund of hedge funds, which she helped found in 2000, and Co-CEO of the holding company, PAAMCO Prisma Holdings. Under her leadership, the firm grew to $32 billion in assets under management. Dr. Buchan began her career at J.P. Morgan Investment Management in the Capital Markets Group. She has been an Assistant Professor of Finance at the Amos Tuck School of Business at Dartmouth. She recently served as chairwoman of the board for the Chartered Alternative Investment Analyst Association (CAIA) and is a member of the Advisory Board for the Master of Financial Engineering Program at UCLA Anderson School of Management. She is a Trustee of Reed College, Portland, Oregon and University of California Irvine Foundation. Dr. Buchan has been actively involved in initiatives to advance the careers of women in finance and is a founding Angel for 100 Women in Finance and has also been recognized with numerous industry honors and awards. She earned a BA in Economics from Yale University and holds both a PhD and an MA in Business Economics (Finance) from Harvard University. We believe Dr. Buchan is qualified to serve as a member of our Board of Directors because of her extensive investment and finance experience.

Yekaterina Chudnovsky, JD, Director

Yekaterina Chudnovsky has been a member of our Board of Directors since August 2023. Ms. Chudnovsky has served as General Counsel for an international privately-held technology firm since 2009, overseeing intellectual property, trademarks, technology acquisition, and mergers & acquisitions. Ms. Chudnovsky is Chairperson of the GI Research Foundation (GIRF) for the University of Chicago Digestive Diseases Center. She has served on the GIRF board for the past 11 years, becoming President in 2019. Her work with GIRF contributes to raising over $3 million annually to support the physicians and scientists at the University of Chicago and beyond. Ms. Chudnovsky is an active board member of XCures, a privately-held technology company working to advance cancer research and patient outcomes and has served as a member of the board of Elicio Therapeutics, Inc., a publicly traded clinical-stage biotechnology company pioneering the development of cancer immunotherapies for patients with limited treatment options and poor outcomes, since October 2022. Ms. Chudnovsky has a particular interest in cancer research and personalized cancer vaccines, and is a frequent investor and donor in the space. Prior to her current roles, she began her legal career at Thomas Coburn Fagel Haber, with a focus on corporate law, real estate, mergers and acquisitions, bankruptcy, and business banking. Ms. Chudnovsky received a B.A. in political science and Slavic literature from Northwestern University, and a J.D. from DePaul University.

Board Diversity Matrix

Our Nominating and Corporate Governance Committee is committed to promoting diversity on our Board of Directors. We have surveyed our current directors and asked each director to self-identify their race, ethnicity, and gender using one or more of the below categories. The results of this survey as of the Record Date are included in the matrix below.

Board Diversity Matrix (As of April 22, 2024)
Total Number of Directors	8

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	4	4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		2
Hispanic or Latinx	1
Native Hawaiian or Pacific Islander
White	3	2
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Board Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL 1.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages as of the Record Date, except for Mr. Rachman and Mr. Morris, whose biographies are included under the heading “Proposal 1: Election of Directors” set forth above:

Name	Age	Position(s)
Ilya Rachman, MD, PhD, MBA	52	Chief Executive Officer and Chairman
Gabriel Morris, BA	38	Chief Financial Officer and Director
Graham Ross, MBChB, FFPM	64	Acting Chief Medical Officer and Head of Clinical Development
Vladimir Torchilin, Ph.D, D.Sc., MSE	77	Scientific Co-Founder
Nandan Oza, BS	62	Head of Chemistry, Manufacturing, and Control

Graham Ross, MBChB, FFPM, Chief Medical Officer and Head of Clinical Development

Graham Ross has served as the Acting Chief Medical Officer and Head of Clinical Development of Immix Biopharma, Inc. since June 2021. Dr. Ross is an experienced pharmaceutical physician executive with a successful track record of development and post-marketing activities of a number of cancer therapeutics (including topoisomerase inhibitors and therapeutic antibodies, such as immune checkpoint inhibitors and next generation immunotherapeutics) as well as support medications (particularly anti-emetics). Since 2017, he has owned an oncology consulting company. Prior to ImmixBio, Dr. Ross was a Senior Medical Science Director at AstraZeneca from 2015 to 2017, and prior to that, he was a Global Clinical Science Leader at Roche Pharmaceuticals from 2006 to 2015, where he was responsible for the clinical development and registration of pertuzumab in breast cancer indications (marketed as PERJETA® by Roche). Prior to Roche, Dr. Ross was Director of Clinical Development at GlaxoSmithKline from 1995 to 2006. After receiving his MBChB degree in medicine, Dr. Ross trained in oncology in Durban, South Africa and specialized a second time as a pharmaceutical physician in the United Kingdom.

Vladimir Torchilin, Ph.D, D.Sc., MSE, Scientific Co-founder

Vladimir P. Torchilin, Ph.D., D.Sc. has served as the Scientific Co-founder of Immix Biopharma Inc. since inception in 2012. Dr. Torchilin is also a University Distinguished Professor of Pharmaceutical Sciences and Director, Center for Pharmaceutical Biotechnology and Nanomedicine, Northeastern University, Boston, where he has worked since 1998. Prior to Northeastern University, Dr. Torchilin was Head of Chemistry Program, Center for Imaging and Pharmaceutical Research at Massachusetts General Hospital and Associate Professor of Radiology at Harvard Medical School from 1993 to 1997. Dr. Torchilin has published more than 400 original papers, more than 150 reviews and book chapters, wrote and edited 12 books, and holds more than 40 patents. Dr. Torchilin is the Editor-in-Chief of Current Drug Discovery Technologies, Drug Delivery, and OpenNano, the Co-Editor of Current Pharmaceutical Biotechnology and on the Editorial Boards of many other journals. Dr. Torchilin received more than $30 million from the governmental and industrial sources in research funding. Dr. Torchilin has multiple honors and awards, and in 2011, Times Higher Education ranked him number 2 among top world scientists in pharmacology for the period of 2000-2010. Dr. Torchilin received his Ph.D. and D.Sc. in polymer chemistry, and MS in chemistry from Moscow State University.

Nandan Oza, BS, Head of Chemistry, Manufacturing, and Control

Nandan Oza has served as the Head of Chemistry, Manufacturing, and Control at Immix Biopharma, Inc. since May 2017. Mr. Oza is a pharmaceutical executive with extensive CMC experience in organizations ranging from start-ups to large pharmaceutical companies. Mr. Oza has expertise in product development, manufacturing and supply chain operations and regulatory affairs. Mr. Oza is accomplished at moving products expeditiously from mid and late stage development through NDA filing, approval and commercialization. Prior to ImmixBio, Mr. Oza was VP – Manufacturing and Supply Chain Operations for Jazz Pharmaceuticals, Zosano Pharma, Talon Therapeutics, Connetics Pharmaceuticals, and ALZA Corp from 1998 to 2015. Mr. Oza received his BS in mechanical engineering from the University of Houston and MBA from National University.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Nonequity incentive plan compensation ($)(3)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Ilya Rachman,	2023	446,000	-	-	460,881	223,000	-	-	1,129,881
Chief Executive Officer	2022	425,000	-	1,135,750	582,895	212,500	-	-	2,356,145

Gabriel Morris,	2023	446,000	-	-	460,881	223,000	-	-	1,129,881
Chief Financial Officer	2022	425,000	-	1,135,750	582,895	212,500	-	-	2,356,145

Graham Ross,	2023	104,423	-	-		-	-	-	104,423
Chief Medical Officer	2022	-		-	-	-	-	-	-

(1)	Represents the grant date fair value of restricted stock awards of Nexcella, Inc. granted during the fiscal year ended December 31, 2022, as applicable, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. See Note 6, “Stockholders’ Equity” in the notes to the Company’s consolidated financial statements for the year ended December 31, 2023 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2024 for more information regarding the Company’s accounting for share-based compensation plans.
(2)	Represents the grant date fair value of the option awards granted during the fiscal years ended December 31, 2023 and December 31, 2022, as applicable, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. See Note 6, “Stockholders’ Equity” in the notes to the Company’s consolidated financial statements for the year ended December 31, 2023 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2024 for more information regarding the Company’s accounting for share-based compensation plans.
(3)	Represents earned and accrued, but not yet paid, cash bonus payments based upon the achievement of performance objectives established by our Compensation Committee for performance during the year ended December 31, 2022, as further described below in “Bonus Arrangements.” We expect these bonuses to be paid in September 2023.

Narrative Disclosure to Summary Compensation Table

Ilya Rachman

On June 18, 2021, the Company entered into an Employment Agreement with Ilya Rachman (as amended, the “Rachman Employment Agreement”), effective for a three-year term. Pursuant to the Rachman Employment Agreement, the Company employs Dr. Rachman as Chief Executive Officer and Dr. Rachman was entitled to a base salary of $360,000 annually. Dr. Rachman was also entitled to a performance-based bonus of 100% of the base salary (subject to, and determined by, the Board in its sole discretion) plus additional performance bonuses to be determined by the Board. On July 14, 2022, the Compensation Committee of the Board of Directors approved a new compensation package for Dr. Rachman, and on November 9, 2022, the Company entered into an amendment to the Rachman Employment Agreement dated as of June 18, 2021 pursuant to which (i) Dr. Rachman’s annual base salary was increased to $425,000, retroactive as of January 1, 2022 and (ii) entitling Dr. Rachman to a performance-based bonus of up to 50% of his base salary (subject to, and determined by, the Board in its sole discretion) plus additional performance bonuses to be determined by the Board. In addition, on July 14, 2022, the Company issued Dr. Rachman options to purchase up to 250,000 shares of the Company’s common stock at an exercise price of $2.64 per share. Unless terminated by the Company without “cause” or by Dr. Rachman with “good reason” (as such terms are defined in the Rachman Employment Agreement). Upon termination, Dr. Rachman will be entitled only to his base salary through the date of termination, valid expense reimbursements and unused vacation pay. If terminated by the Company without “cause” or by Dr. Rachman with “good reason,” he is entitled to be paid his base salary through the end of the term at the rate of 150%, valid expense reimbursements and accrued but unused vacation pay. On March 7, 2023, the Compensation Committee of the Board of Directors approved an increase in the annual base salary and on May 12, 2023, the Company entered into an amendment to the Rachman Employment Agreement pursuant to which Dr. Rachman’s annual base salary was increased to $446,000, effective January 1, 2023. In August 2023, the Company paid the $212,000 for the 2022 accrued bonus compensation. In addition, on August 14, 2023, the Company issued Dr. Rachman options to purchase up to 293,000 shares of the Company’s common stock at an exercise price of $1.86 per share. Dr. Rachman’s employment agreement contains provisions for the protection of the Company’s intellectual property and contains non-compete restrictions in the event of his termination other than by the Company without “cause” or by Dr. Rachman with “good reason” (generally imposing restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from our customers for a period of six months following termination). Pursuant to the Rachman Employment Agreement, Dr. Rachman may serve as a consultant to, or on boards of directors of, or in any other capacity to, other companies provided that they will not interfere with the performance of his duties to the Company.

Gabriel Morris

On March 18, 2021, the Company entered into a Management Services Agreement with Alwaysraise LLC, an entity which Gabriel Morris, the Company’s Chief Financial Officer and a member of the Board, is sole member, effective for a three-year term, which was amended effective June 18, 2021 (as amended, the “Morris MSA”). Pursuant to the Morris MSA, the Company employs Mr. Morris as Chief Financial Officer and Mr. Morris was entitled to a base salary of $240,000 annually beginning in December 2021 ($120,000 annually prior). Mr. Morris was also entitled to a performance-based bonus of 100% of the base salary (subject to, and determined by, the Board in its sole discretion) plus additional performance bonuses to be determined by the Board. On July 14, 2022, the Compensation Committee of the Board of Directors approved a new compensation package for Mr. Morris, and on November 9, 2022, the Company entered into an amendment to the Morris MSA dated as of March 24, 2021 pursuant to which (i) Mr. Morris’ annual base salary was increased to $425,000, retroactive as of January 1, 2022 and (ii) entitling Mr. Morris to a performance-based bonus of up to 50% of his base salary (subject to, and determined by, the Board in its sole discretion) plus additional performance bonuses to be determined by the Board. In addition, on July 14, 2022, the company issued Mr. Morris options to purchase up to 250,000 shares of the Company’s common stock at an exercise price of $2.64 per share. Unless terminated by the Company without “cause” or by Alwaysraise LLC (as such terms are defined in the Morris MSA), upon termination, Mr. Morris will be entitled only to his base salary through the date of termination, valid expense reimbursements and unused vacation pay. If terminated by the Company without “cause,” he is entitled to be paid his base salary through the end of the term at the rate of 150%, valid expense reimbursements and accrued but unused vacation pay. On March 7, 2023, the Compensation Committee of the Board of Directors approved an increase in annual base salary, and on May 12, 2023, the Company entered into an amendment to the Morris MSA pursuant to which the Mr. Morris’ annual base salary was increased to $446,000, effective January 1, 2023. In August 2023, the Company paid the $212,000 for the 2022 accrued bonus compensation. In addition, on August 14, 2023, the Company issued Mr. Morris options to purchase up to 293,000 shares of the Company’s common stock at an exercise price of $1.86 per share. The Morris MSA contains provisions for the protection of the Company’s intellectual property and confidential information. On February 6, 2024, the Compensation Committee of the Board of Directors approved an increase in the annual base salary for Mr. Morris to $475,000, effective January 1, 2024.

Graham Ross

Graham Ross has served as our Chief Medical Officer and Head of Clinical Development since June 2014. We do not have a formal employment agreement with Dr. Ross. Dr. Ross is entitled to an hourly rate for his services and an option grant. On June 24, 2021 we also signed a mutual confidentiality and non-disclosure agreement with Graham Ross Oncology Consulting Services Ltd. On July 5, 2023, we granted Dr. Ross options to purchase 15,000 shares of common stock at an exercise price of $1.86 per share. Provided Dr. Ross remains employed with the Company, the stock options vest in equal monthly installments over a four-year period and shall be fully vested on July 5, 2025

Equity Grant Practices

2016 Equity Incentive Plan

In November 30, 2016, we adopted the 2016 Equity Incentive Plan (“2016 Plan”) which allowed for the granting of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards to the employees, members of the board of directors and consultants of the Company. As of September 10, 2021, no further awards may be issued under the 2016 Plan due to the adoption of the Company’s 2021 Plan (as defined below).

2021 Omnibus Equity Incentive Plan

On September 10, 2021, in connection with the completion of the Company’s initial public offering, the Company adopted a new comprehensive equity incentive plan, the 2021 Omnibus Equity Incentive Plan (the “2021 Plan”). Following the effective date of the 2021 Plan, no further awards may be issued under the 2016 Plan. However, all awards under the 2016 Plan that are outstanding as of the effective date of the 2021 Plan will continue to be governed by the terms, conditions and procedures set forth in the 2016 Plan and any applicable award agreements. The 2021 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards. In June 2023, our stockholders approved the Immix Biopharmaceuticals, Inc. Amended and Restated 2021 Omnibus Equity Incentive Plan which (i) increased the number of shares of common stock that may be issued under the 2021 Plan by 1,034,561 shares and (ii) include clawback provisions to comply with recent developments of applicable law.

On April 18, 2024, our Board of Directors approved the 2021 Plan Amendment (see Proposal 3 for more information) and recommended to our stockholders and the Annual Meeting to approve the 2021 Plan Amendment.

Nexcella 2022 Plan

On December 8, 2022, the Board of our majority-owned subsidiary, Nexcella Inc. (formerly known as Immix Biopharma Cell Therapy, Inc.), adopted the Immix Biopharma Cell Therapy, Inc. 2022 Equity Incentive Plan (“Nexcella Plan”). The Nexcella Plan allows for the board of directors of Nexcella Inc. to grant incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards to employees, members of the board of directors and consultants of Nexcella.

Ilya Rachman and Gabriel Morris were each granted 175,000 restricted common stock of Nexcella, Inc. on December 8, 2022. Provided Messrs. Rachman and Morris continue to be employed by, or provide services to Nexcella, Inc., the restricted common stock vest in equal monthly installments over 48 months beginning on the date of grant.

Bonus Arrangements

Pursuant to the terms of the executive employment agreements described above, the Company, through the consultation and agreement with the Compensation Committee, has the discretion to determine the amounts of the annual incentive cash bonus payments which executives may receive, which is expressed as a percentage of annual base salary. Ilya Rachman and Gabriel Morris are each entitled to a performance based annual incentive cash bonus payment equal to up to 50% of their base salaries if certain corporate and operational milestones are achieved. At the end of the fiscal year, the Compensation Committee reviews and determines the level of the Company’s achievement against the applicable corporate and operational milestones goals.

For 2023, the Company’s corporate and operational milestone goals for Messrs. Rachman and Morris was the following:

●	Implement scalable manufacturing process for tissue specific therapeutic IMX-110 (20%);

●	Identify and contract with the appropriate manufacturer with the capability to produce IMX-110 (20%);

●	Recruit clinical sites for ongoing IMX-110 clinical trials (20%);

●	Complete pre-clinical studies, as necessary, to inform the Company’s clinical trial design (20%); and

●	Dose patients in clinical trials (20%).

In reviewing the Company’s level of achievement against the foregoing milestone objectives and goals for fiscal year 2023, the Compensation Committee determined that the Company achieved all of its corporate and operational milestones. As a result, the Compensation Committee approved the recommended incentive cash bonuses to be paid to Messrs. Rachman and Morris, each in amounts equal to 50% of their base salaries as set forth in the table above. No bonuses were paid to Dr. Ross for 2022 or 2023.

Outstanding Equity Awards at December 31, 2023

The following table provides information regarding stock option awards and stock awards held by each of our named executive officers that were outstanding as of December 31, 2023.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Stock Awards Number of shares or units of stock that have not vested (#) (6)	Market value of shares of units of stock that have not vested ($)(7)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Ilya Rachman, Chief Executive Officer	202,500	(1)	67,500		$1.86	6/17/2031	175,000	$1,135,750	-	-
	119,792	(2)	130,208		$2.64	7/14/2032
	61,042	(4)	231,958		$1.86	8/11/2033

Gabriel Morris, Chief Financial Officer	256,500	(3)	-		$0.80	3/12/2031	175,000	$1,135,750	-	-
	157,500	(1)	52,500		$1.86	6/17/2031
	119,792	(2)	130,208		$2.64	7/14/2032
	61,042	(4)	231,958		$1.86	8/11/2033

Graham Ross,	10,938	(5)	4,062		$1.86	7/5/2031
Chief Medical Officer

(1)	Ilya Rachman and Gabriel Morris were granted 270,000 and 210,000 stock options, respectively, on June 18, 2021. Provided Messrs. Rachman and Morris remain employed with the Company, the stock options vest in equal monthly installments over a four year period and shall be fully vested on June 18, 2025.
(2)	Ilya Rachman and Gabriel Morris were each granted 250,000 stock options on July 14, 2022. Provided Messrs. Rachman and Morris remain employed with the Company, the stock options vest in equal monthly installments over a four year period and shall be fully vested on July 14, 2026.
(3)	Gabriel Morris was granted 256,500 stock options on March 12, 2021. Provided Mr. Morris remain employed with the Company, the stock options vest in equal monthly installments over a two year period and shall be fully vested on March 24, 2023.
(4)	Ilya Rachman and Gabriel Morris were each granted 293,000 stock options on August 11, 2023. Provided Messrs. Rachman and Morris remain employed with the Company, the stock options vest in equal monthly installments over a four year period and shall be fully vested on August 11, 2027.
(5)	Graham Ross was granted 15,000 stock options on July 5, 2023. Provided Mr. Ross remains employed with the Company, the stock options vest in equal monthly installments over a four year period and shall be fully vested on July 5, 2025.
(6)	Ilya Rachman and Gabriel Morris were each granted 175,000 restricted common stock of Nexcella, Inc. on December 8, 2022. Provided Messrs. Rachman and Morris continue to be employed by, or provide services to Nexcella, Inc., the restricted common stock vest in equal monthly installments over 48 months beginning on the date of grant.
(7)	Represents the grant date fair value of restricted common stock awards of Nexcella, Inc. granted during the fiscal year ended December 31, 2022, as applicable, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. See Note 6, “Stockholders’ Equity” in the notes to the Company’s consolidated financial statements for the year ended December 31, 2022 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 27, 2023 for more information regarding the Company’s accounting for share-based compensation plans.

Non-Employee Director Compensation

The following table presents the total compensation for each person who served as an independent non-employee member of our Board and received compensation for such service during the fiscal year ended December 31, 2023. As set forth in the table and described more fully below, we only paid cash fees and equity awards to the non-employee directors of our Board in 2023 in connection to their director related services to the Board. Directors who are also employees do not receive cash or equity compensation for service on our Board of Directors in addition to compensation payable for their service as employees of the Company. Directors are reimbursed for out-of-pocket expenses incurred for reasonable travel and other business expenses in connection with their service as directors.

Name	Fees earned or paid in cash ($)(1)	Stock awards ($)(4)	Option awards ($)(2)(3)(4)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Magda Marquet	54,000	95,598	31,039	-	-	-	180,637
Helen C. Adams	62,853	335,481	31,039	-	-	-	439,020
Jane Buchan	60,500	5,095	108,034	-	-	-	173,629
Jason Hsu	44,000	-	112,378	-	-	-	156,378
Carey Ng	47,500	-	112,378	-	-	-	159,878
Yekaterina Chudnovsky (5)	-	-	53,777	-	-	-	53,777

(1)	The amounts in this column reflect the annual cash retainer payments earned for service as a non-employee director during 2023.
(2)	Represents the grant date fair value of the option awards granted during the fiscal years ended December 31, 2023, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. See Note 6, “Stockholders’ Equity” in the notes to the Company’s consolidated financial statements for the year ended December 31, 2022 included in the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2024 for more information regarding the Company’s accounting for share-based compensation plans.
(3)	Each non-employee director engaged as of August 11, 2023 was granted 20,000 stock options on August 11, 2023. The stock options vest in equal monthly installments over a one year period and shall become fully vested and exercisable on August 11, 2024, provided each director continuously provides services to the Company. Each stock option award (to the extent unexercised) will expire on the 10th anniversary of the date of grant and has an exercise price of $1.86 per share. See table below titled “Outstanding Equity Awards at December 31, 2023 Held by Non-Employee Directors” for description of all outstanding equity awards held by the non-employee directors.
(4)	Each non-employee director engaged as of August 11, 2023 were each granted restricted common stock of Nexcella, Inc. on December 8, 2022. Provided each non-employee director continuously provides services to the Company, the restricted common stock vest in equal monthly installments over 48 months beginning on the date of grant.
(5)	Yekaterina Chudnovsky was appointed as a non-employee director on August 22, 2023. In connection with her appointment she was granted 16,670 stock options on August 20, 2023. The stock options vest in equal monthly installments over a 10 month period and shall become fully vested and exercisable on June 20, 2024, provided she continuously provides services to the Company. In addition, she was granted 20,000 stock options on August 20, 2023, which stock options vest in equal monthly installments over a 3 year period and shall become fully vested and exercisable on August 20, 2026, provided she continuously provides services to the Company. Each stock option award (to the extent unexercised) will expire on the 10th anniversary of the date of grant and has an exercise price of $1.86 per share.

Outstanding Equity Awards at December 31, 2023 Held by Non-Employee Directors

The following table provides information regarding stock option awards held by each person who served as an independent non-employee member of our Board that were outstanding as of December 31, 2023.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Magda Marquet	45,000	(1)	15,000		$1.86	6/17/2031
	16,000	(2)	-		$2.64	7/14/2032
	16,667	(3)	3,333		$1.86	8/11/2033
Helen C. Adams	28,125	(1)	9,375		$1.86	6/17/2031
	16,000	(2)	-		$2.64	7/14/2032
	16,667	(3)	3,333		$1.86	8/11/2033
Jane Buchan	22,500	(1)	7,500		$1.86	6/17/2031
	16,000	(2)	-		$2.64	7/14/2032
	16,667	(3)	3,333		$1.86	8/11/2033
Jason Hsu	16,000	(2)	-		$2.64	7/14/2032
	16,667	(3)	3,333		$1.86	8/11/2033
Carey Ng	16,000	(2)	-		$2.64	7/14/2032
	16,667	(3)	3,333		$1.86	8/11/2033
Yekaterina Chudnovsky	22,226	(4)	14,444		$1.80	8/20/2033

(1)	Magda Marquet, Helen C. Adams, and Jane Buchan were granted 60,000, 37,500 and 30,000 stock options, respectively, on June 18, 2021. Provided each director continuously provides services to the Company, the stock options vest in equal monthly installments over a four year period and shall be fully vested on June 18, 2025.
(2)	Magda Marquet, Helen C. Adams, Jane Buchan, Jason Hsu, and Carey Ng, were each granted 16,000 stock options on July 14, 2022. Provided each director continuously provides services to the Company, the stock options vest in equal monthly installments over a one year period and shall be fully vested on July 14, 2023.
(3)	Magda Marquet, Helen C. Adams, Jane Buchan, Jason Hsu, and Carey Ng, were each granted 20,000 stock options on August 11, 2023. Provided each director continuously provides services to the Company, the stock options vest in equal monthly installments over a one year period and shall be fully vested on August 11, 2024.
(4)	Yekaterina Chudnovsky was granted 16,670 stock options on August 20, 2023. The stock options vest in equal monthly installments over a 10 month period and shall become fully vested and exercisable on June 20, 2024, provided she continuously provides services to the Company. In addition, she was granted 20,000 stock options on August 20, 2023, which stock options vest in equal monthly installments over a 3 year period and shall become fully vested and exercisable on August 20, 2026, provided she continuously provides services to the Company. Each stock option award (to the extent unexercised) will expire on the 10th anniversary of the date of grant and has an exercise price of $1.86 per share.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2022, we have not entered into transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this proxy statement.

We have adopted a policy that any transactions with directors, officers, beneficial owners of five percent or more of our common stock, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 22, 2024 by:

●	each of our named executive officers;

●	each of our directors and director nominees;

●	all of our current directors and named executive officers as a group; and

●	each stockholder known by us to own beneficially more than 5% of our common stock.

The percentage ownership information is based on 26,404,063 shares of common stock outstanding as of the Record Date. Information with respect to beneficial ownership has been furnished by each director or director nominee, officer or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules attribute beneficial ownership of securities as of a particular date to persons who hold options or warrants to purchase shares of common stock and that are exercisable within 60 days of April 22, 2024. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o Immix Biopharma, Inc., 11400 West Olympic Blvd., Suite 200, Los Angeles, CA 90064.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage
Directors and Named Executive Officers:
Ilya Rachman	1,720,700	(1)	4.6%
Jason Hsu	4,814,913	(2)	17.2%
Gabriel Morris	1,337,519	(3)	3.9%
Magda Marquet	116,000	(4)	*
Helen C. Adams	86,500	(5)	*
Jane Buchan	86,000	(6)	*
Carey Ng	1,071,221	(7)	3.8%
Yekaterina Chudnovsky	5,176,963	(8)	18.5%
Graham Ross	10,938	(9)	*
All current named executive officers and directors as a group (9 persons)	22,205,205		48.9%
5% or Greater Stockholders:
AIGH Capital Mgmt (Orin Hirschman)	1,455,000		5.2%

* Represents beneficial ownership of less than 1%.

(1)	Consists of (i) 907,700 shares of common stock and (ii) 383,334 shares of common stock issuable upon exercise of stock options. Excludes 429,666 shares of common stock issuable upon exercise of stock options that are subject to vesting.
(2)	Consists of (i) 813,000 shares of common stock owned by Jason Hsu, (ii) 3,915,913 shares of common stock owned by VERITAS LIBERABIT VOS, LLC (“VL”), (iii) 50,000 shares of common stock owned by Signature Collection Properties, LLC (“Signature Collection Properties”) and (iv) 32,667 shares of common stock issuable upon exercise of stock options. Jason Hsu is the Sole Member of VL and Signature Collection Properties and in such capacity has the right to vote and dispose of the securities held by such entities.
(3)	Consists of (i) 81,316 shares of common stock owned by Gabriel Morris, (ii) 246,703 shares of common stock owned by Alwaysraise LLC (“Alwaysraise”), (iii) 156,000 shares of common stock issuable upon exercise of warrants owned by Alwaysraise and (iv) 594,834 shares of common stock issuable upon exercise of stock options owned by Gabriel Morris. Excludes 414,666 shares of common stock issuable upon exercise of stock options that are subject to vesting. Gabriel Morris is the Managing Partner and sole member of Alwaysraise and in such capacity has the right to vote and dispose of the securities held by such entity.
(4)	Consists of (i) 20,000 shares of common stock and (ii) 77,667 shares of common stock issuable upon exercise of stock options. Excludes 18,333 shares of common stock issuable upon exercise of stock options that are subject to vesting.
(5)	Consists of (i) 13,000 shares of common stock and (ii) 60,792 shares of common stock issuable upon exercise of stock options. Excludes 12,708 shares of common stock issuable upon exercise of stock options that are subject to vesting.
(6)	Consists of (i) 20,000 shares of common stock and (ii) 55,167 shares of common stock issuable upon exercise of stock options. Excludes 10,833 shares of common stock issuable upon exercise of stock options that are subject to vesting.
(7)	Consists of (i) 10,000 shares of common stock owned by Carey, Ng (ii) 1,025,221 shares of common stock owned by Mesa Verde Venture Partners III, LP, , and (iii) 32,667 shares of common stock issuable upon exercise of stock option. Carey Ng is the Managing Director of Mesa Verde Venture Partners III, LP and in such capacity has the right to vote and dispose of the securities held by such entity.
(8)	Consists of 3,241,076 shares of common stock owned by GKCC, LLC, (ii) 1,913,661 shares of common stock issuable upon exercise of stock warrants , and (iii) 22,226 shares of common stock issuable upon exercise of stock option. Yekaterina Chudnovsky is the Managing Director of GKCC, LLC and in such capacity has the right to vote and dispose of the securities held by such entity.
(9)	Consists of 10,938 shares of common stock issuable upon exercise of stock options. Excludes 4,062 shares of common stock issuable upon exercise of stock options that are subject to vesting.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING

DECEMBER 31, 2024

The Board has appointed KMJ Corbin & Company LLP (“KMJ”) to serve as our independent registered public accounting firm for the year ending December 31, 2024. KMJ has acted as our principal accountant since 2021 and served as our independent registered public accounting firm for the fiscal year ended December 31, 2023.

A representative of KMJ is expected to be present via telephone conference at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with the Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is the responsibility of our management to determine that our financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles. It is the responsibility of our independent registered public accounting firm to conduct the audit of our financial statements and disclosures. In giving its recommendation to the Board that our audited financial statements for the year ended December 31, 2023 be included in our Annual Report on Form 10-K for the year ended December 31, 2023, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles in the United States; and (2) the report of our independent registered public accounting firm with respect to such financial statements.

Principal Accountant Fees and Services

The aggregate fees billed to us by KMJ, our independent registered public accounting firm, for the indicated services for each of the last two fiscal years were as follows:

	2023	2022
Audit Fees	$100,850	$92,936
Audit Related Fees	60,500	-
Tax Fees	-	-
All Other Fees	-	-
Total	$-	$92,936

Audit Fees: Audit fees consist of fees billed for professional services performed by KMJ for the audit of our annual consolidated financial statements, the review of interim consolidated financial statements, and the issuance of consents and comfort letters in connection with registration statements, including the filing of our registration statement on Form S-1 for our initial public offering.

Audit-Related Fees: Audit related fees may consist of fees billed by an independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements. There were no such fees incurred by the Company in the fiscal years ended December 31, 2023 and 2022.

Tax Fees: Tax fees may consist of fees for professional services, including tax compliance performed by KMJ. There were no such fees incurred by the Company in the fiscal years ended December 31, 2023 and 2022.

All Other Fees: There were no such fees incurred by the Company in the fiscal years ended December 31, 2023 and 2022.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service and has pre-approved all of the services provided by our independent registered public accounting firm.

Vote Required

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders. If the appointment is not ratified, the Board will reconsider whether or not to retain KMJ.

The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of KMJ as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KMJ CORBIN & COMPANY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Nasdaq Listing Rule 5605(a)(2)). The Audit Committee operates under a written charter, which is available on the Company’s website at www.immixbio.com.

The Audit Committee has reviewed and discussed with management and the Company’s auditors, the Company’s audited financial statements as of and for the fiscal year ended December 31, 2023.

The Audit Committee has discussed with KMJ Corbin & Company LLP, the Company’s independent registered public accounting firm, the matters as required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees).

The Audit Committee has received the written disclosures and the letter from KMJ Corbin & Company LLP required by applicable requirements of the PCAOB regarding KMJ Corbin & Company LLP’s communications with the Audit Committee concerning independence, and has discussed with KMJ Corbin & Company LLP their independence from management and the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee
Helen C. Adams
Jane Buchan
Carey Ng

PROPOSAL 3

APPROVAL OF THE 2021 PLAN AMENDMENTS

Introduction

Our Board of Directors and stockholders initially adopted the Immix Biopharmaceuticals, Inc. 2021 Omnibus Equity Incentive Plan on September 10, 2021, or the 2021 Plan. We initially authorized the issuance of such number of shares equal to the sum of (i) 900,000 shares of our common stock; (ii) the number of shares of our common stock reserved, but unissued under our 2016 Plan and (iii) the number of shares of our common stock underlying forfeited awards under the 2016 Plan; provided that shares of common stock issued under the 2021 Plan with respect to an Exempt Award (as defined in the 2021 Plan) would not count against the share limit. On June 7, 2023, our stockholders approved the Immix Biopharmaceuticals, Inc. Amended and Restated 2021 Omnibus Equity Incentive Plan which (i) increased the number of shares of common stock that may be issued under the 2021 Plan by 1,034,561 shares and (ii) include clawback provisions to comply with recent developments of applicable law.

We currently maintain the 2016 Plan. The Amended and Restated 2021 Plan is intended to succeed our 2016 Plan. As a result, no further awards shall be issued under the 2016 Plan, but all awards under the 2016 Plan which are outstanding as of the Effective Date will continue to be governed by the terms, conditions and procedures set forth in the 2016 Plan and any applicable award agreement.

The 2021 Plan Amendments

On April 18, 2023, our Board of Directors approved amendments to the 2021 Plan to (i) increase the number of shares of common stock available for issuance under the 2021 Plan by 3,000,000 to a total share reserve of 4,934,561 and (ii) the adoption of an evergreen provision to the 2021 Plan to provide for an automatic annual increase in the shares of common stock available for issuance under the 2021 Plan over the next ten years (the “2021 Plan Amendments”). Pursuant to the evergreen provision, the number of shares available for issuance under the 2021 Plan shall automatically increase on January 1st of each year for a period of ten years, commencing on January 1, 2025 and ending on (and including) January 1, 2034, in an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year.

Pursuant to the 2021 Plan Amendments, Section 4(a) of the 2021 Plan will be amended to read, and a new Section 4(b) to the 2021 Plan will be included, as follows:

“(a) Subject to Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to the sum of (i) 4,934,561 shares, plus (ii) the number of shares of Common Stock reserved, but unissued under the Prior Plan; and (iii) the number of shares of Common Stock underlying forfeited awards under the Prior Plan (“Share Reserve”); provided, that, shares of Common Stock issued under the Plan with respect to an Exempt Award shall not count against such share limit. Following the Effective Date, no further awards shall be issued under the Prior Plan, but all awards under the Prior Plan which are outstanding as of the Effective Date (including any Grandfathered Arrangement) shall continue to be governed by the terms, conditions and procedures set forth in the Prior Plan and any applicable Award Agreement.

(b) In addition to subpart (a) above, the number of shares of Common Stock in the Share Reserve and available for issuance under the Plan shall automatically increase on January 1st of each year for a period of ten (10) years, commencing on January 1, 2025 and ending on (and including) January 1, 2034, in an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the Share Reserve for such calendar year or that the increase in the Share Reserve for such calendar year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For clarity, the Share Reserve in this Section 4(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 4(a) does not limit the granting of Stock Awards outside of the Plan. Shares of Common Stock may be issued in connection with a merger or acquisition as permitted by, as applicable, NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, NYSE-American Company Guide Section 711 or other applicable rule, and such issuance shall not reduce the number of shares of Common Stock available for issuance under the Plan.”

Our Board has reviewed the 2021 Plan and the lack of available shares thereunder and determined that the 2021 Plan requires additional shares to provide the flexibility with respect to stock-based compensation that our Board believes is necessary to establish appropriate long-term incentives to achieve our objectives. Our Board believes that it is advisable to increase the share limit in the 2021 Plan by 3,000,000 shares, from 1,934,561 shares to 4,934,561 shares, in order to attract and compensate employees, officers, directors and others upon whose judgment, initiative and effort we depend. The issuance of common shares and stock options to eligible participants is designed to align the interests of such participants with those of our stockholders. Our Board also believes that the evergreen provisions of the proposed Section 4(b) will ensure that the 2021 Plan maintains an adequate reserve of shares available for issuance under the 2021 Plan.

Vote Required

You may vote “FOR” or “AGAINST” or “ABSTAIN” from voting when voting on the approval of the 2021 Plan Amendments. The 2021 Plan Amendments shall be approved if it receives the affirmative vote of a majority of the total number of votes of our capital stock represented at the Annual Meeting and entitled to vote thereon. Proxies solicited by the Board will be voted “FOR” the 2021 Plan Amendments unless stockholders specify a contrary vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL

OF THE 2021 PLAN AMENDMENTS.

Dilution, Stock Available and Historical Stock Usage

The administrator of the 2021 Plan may grant incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards to participants to acquire shares of our common stock under the Amended and Restated 2021 Plan. It is anticipated that the Amended and Restated 2021 Plan will be administered by the Board, or, if and to the extent the Board does not administer the Amended and Restated 2021 Plan, a committee of the Board (including the Company’s compensation committee). The closing price per-share of Company common stock on April 26, 2024 was $2.13. The following table sets forth, as of April 22, 2024, the approximate number of each class of participants eligible to participate in the 2021 Plan and the basis of such participation.

Class and Basis of Participation	Approximate Number of Class
Employees	17
Directors (1)	8
Independent Contractors	9

(1)	Two of the eight directors are employees of the Company.

Grants of options, stock appreciation rights, restricted shares of common stock, restricted stock units and other stock-based awards to selected employees, directors, and independent contractors of the Company or its affiliates whose contributions are essential to the growth and success of the Company, (ii) strengthen the commitment of such individuals to the Company and its affiliates, (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company.

The number of shares proposed to be available for grant under the 2021 Plan is designed to enable the Company to properly incentivize eligible recipients on a going-forward basis.

Dilution. Subject to stockholder approval of the 2021 Plan Amendments, the number of shares of common stock that are reserved and available for issuance pursuant to awards granted under the 2021 Plan shall be equal to the sum of (i) 4,934,561 shares, plus (ii) the number of shares of common stock reserved, but unissued under the Prior Plan (as defined in the Amended and Restated 2021 Plan) and (iii) the number of shares of common stock underlying forfeited awards under the Prior Plan. The Board believes that this number of shares of common stock constitutes reasonable potential equity dilution and provides a significant incentive for employees to increase the value of the Company for all stockholders.

As of the April 22, 2024, we had: (i) 26,404,063 shares of Company common stock outstanding; (ii) 2,511,727 stock options outstanding (vested and unvested), with a weighted average exercise price of $1.92 per share; (iii) no shares of unvested restricted stock outstanding; and (iv) 2,311,161 stock warrants outstanding, with a weighted average exercise price of $0.71. The new shares of Company’s common stock to be available under the 2021 Plan Amendments would represent an additional potential equity dilution of approximately 9.6% of our outstanding shares of common stock on a fully diluted basis.

Shares Available; Certain Limitations. Subject to stockholder approval of the 2021 Plan Amendments, the maximum number of shares of common stock reserved and available for issuance under the 2021 Plan will equal to the sum of (i) 4,934,561 shares, plus (ii) the number of shares of common stock reserved, but unissued under the Prior Plan; and (iii) the number of shares of common stock underlying forfeited awards under the Prior Plan; provided that shares of common stock issued under the Amended and Restated 2021 Plan with respect to an Exempt Award (as defined herein) will not count against the share limit. We use the term “Exempt Award” to mean (i) an award granted in the assumption of, or in substitution for, outstanding awards previously granted by another business entity acquired by us or any of our subsidiaries or with which we or any of our subsidiaries merges, (ii) an “employment inducement” award as described under applicable law, or (iii) an award that a participant purchases at fair market value. ) In addition, the number of shares of common stock available for issuance under the 2021 Plan shall automatically increase on January 1st of each year for a period of ten (10) years in an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year.

New shares reserved for issuance under the 2021 Plan may be authorized but unissued shares of the Company’s common stock or shares of the Company’s common stock that will have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares of the Company’s common stock subject to an award are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, the shares of the Company’s common stock with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for awards under the Amended and Restated 2021 Plan except that (i) any shares of the Company’s common stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, and (ii) any shares of the Company’s common stock surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award will not again be available for awards under the 2021 Plan. If an award is denominated in shares of the Company’s common stock, but settled in cash, the number of shares of common stock previously subject to the award will again be available for grants under the 2021 Plan. If an award can only be settled in cash, it will not be counted against the total number of shares of common stock available for grant under the Amended and Restated 2021 Plan. However, upon the exercise of any award granted in tandem with any other awards, such related awards will be cancelled as to the number of shares as to which the award is exercised and such number of shares of the Company’s common stock will no longer be available for grant under the Amended and Restated 2021 Plan.

As exhibited by our responsible use of equity over the past several years and good corporate governance practices associated with equity and executive compensation practices in general, the stock reserved under the 2021 Plan will provide us with the platform needed for our continued growth, while managing program costs and share utilization levels within acceptable industry standards.

Share Usage. In determining the requested number of shares of the Company’s common stock reserved for issuance under the 2021 Plan, we evaluated the dilution and historic share usage, burn rate and the existing terms of outstanding awards under the 2016 Plan. The annual share usage under our equity plans for the last three fiscal years was as follows:

		Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021	Average
A	Total Shares Granted During Fiscal Year (1)	742,670	634,514	1,049,000	808,728
B	Basic Weighted Average Common Stock Outstanding	17,341,146	13,887,309	3,672,611	11,633,689
C	Burn Rate (A/B)	4%	5%	29%	7%

(1)	Includes the number of options and full value awards (restricted shares of common stock) granted for such year.

Summary Description of the Immix Biopharma, Inc. Amended and Restated 2021 Omnibus Equity Incentive Plan

The following is a summary of the material features of the 2021 Plan, as proposed to be amended by the 2021 Plan Amendments. This summary is qualified in its entirety by the full text of the 2021 Plan, as proposed to be amended by the 2021 Plan Amendments, a copy of which is attached to this proxy statement as Appendix A.

Types of Awards. The 2021 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards. Items described above in the Section called “Shares Available; Certain Limitations” are incorporated herein by reference.

Administration. The 2021 Plan will be administered by the Board, or if the Board does not administer the 2021 Plan, any committee of the Board or any other committee or subcommittee of the Board that complies with the applicable requirements of Section 16 of the Exchange Act, as amended from time to time, and any other applicable legal or stock exchange listing requirements (each of the Board, or such committee or such subcommittee, the “plan administrator”). The plan administrator may interpret the 2021 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2021 Plan.

The 2021 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, the number of shares of common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.

Restricted Stock and Restricted Stock Units. Restricted stock and RSUs may be granted under the 2021 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and RSUs. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted stock and RSUs will be forfeited. Subject to the provisions of the 2021 Plan and the applicable award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a stockholder; provided that dividends will only be paid if and when the underlying restricted stock vests. RSUs will not be entitled to dividends prior to vesting, but may be entitled to receive dividend equivalents if the award agreement provides for them. The rights of participants granted restricted stock or RSUs upon the termination of employment or service to us will be set forth in the award agreement.

Options. Incentive stock options and non-statutory stock options may be granted under the 2021 Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (“Code”). A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Code. A non-statutory stock option under the 2021 Plan is referred to for federal income tax purposes as a “non-qualified” stock option. Each option granted under the 2021 Plan will be designated as a non-qualified stock option or an incentive stock option. At the discretion of the plan administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424(e) of the Code) or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to t10% stockholders). The exercise price for shares of common stock subject to an option may be paid in cash, or as determined by the plan administrator in its sole discretion, (i) through any cashless exercise procedure approved by the plan administrator (including the withholding of shares of common stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of common stock owned by the participant, (iii) with any other form of consideration approved by the plan administrator and permitted by applicable law or (iv) by any combination of these methods. The option holder will have no rights to dividends or distributions or other rights of a stockholder with respect to the shares of the Company’s common stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.

Stock Appreciation Rights.

SARs may be granted either alone (a “Free-Standing SAR”) or in conjunction with all or part of any option granted under the 2021 Plan (a “Related Right”). A Free-Standing SAR will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the base price of the Free-Standing SAR (which shall be no less than 100% of the fair market value of the related shares of common stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A Related Right will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a Free-Standing SAR may not exceed ten years from the date of grant. The exercise period of a Related Right will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a stockholder with respect to the shares of the Company’s common stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.

Other Stock-Based Awards. The plan administrator may grant other stock-based awards under the 2021 Plan, valued in whole or in part by reference to, or otherwise based on, shares of common stock. The plan administrator will determine the terms and conditions of these awards, including the number of shares of common stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of participants granted other stock-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement. In the event that a bonus is granted in the form of shares of common stock, the shares of common stock constituting such bonus shall, as determined by the plan administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued under the 2021 Plan shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award.

Equitable Adjustment and Treatment of Outstanding Awards Upon a Change in Control

Equitable Adjustments. In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of common shares, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our common stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the 2021 Plan, (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the 2021 Plan, (iii) the kind, number and purchase price of shares of common stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs and other stock-based awards granted under the 2021 Plan and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets). Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of common stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of common stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Change in Control. The 2021 Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, employment, services or other agreement, if a “change in control” (as defined below) occurs and a participant is employed by, or otherwise providing services to the Company or any of its affiliates immediately prior to the consummation of the change in control, then the plan administrator, in its sole and absolute discretion, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the 2021 Plan to lapse, and the awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The plan administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control.

For purposes of the 2021 Plan, a “change in control” means, in summary, the occurrence of any of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power; (ii) an unapproved change in the majority membership of our Board; (iii) a merger or consolidation of us or any of our subsidiaries, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our Board immediately prior to the merger or consolidation continuing to represent at least a majority of the Board of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) stockholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of us immediately prior to such sale or (B) a sale or disposition to an entity controlled by our Board. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions following which our stockholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.

Tax Withholding

Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the 2021 Plan, as determined by us. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of common stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of common stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.

Amendment and Termination of the 2021 Plan

The 2021 Plan provides our Board with authority to amend, alter or terminate the 2021 Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Stockholder approval of any such action will be obtained if required to comply with applicable law. The 2021 Plan will terminate on the tenth anniversary of the Effective Date (although awards granted before that time will remain outstanding in accordance with their terms).

Clawback

If the Company is required to prepare a financial restatement due to the Company’s material non-compliance with any financial reporting requirement under the securities law, then the plan administrator may require any Section 10D-1(d) of the Exchange Act “executive officer” to repay or forfeit to us that part of the cash or equity incentive compensation received by that Section 10D-1(d) executive officer during the preceding three completed fiscal years that the plan administrator determines was in excess of the amount that such Section 10D-1(d) executive officer would have received had such cash or equity incentive compensation been calculated based on the restated amounts reported in the restated financial statement. The plan administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 10D-1(d) executive officer (which shall be made irrespective of any fault, misconduct or responsibility of each Section 10D-1(d) executive officer). The amount and form of the incentive compensation to be recouped shall be determined by the plan administrator in its sole and absolute discretion, and calculated on a pre-tax basis.

U.S. Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of awards under the 2021 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Non-Qualified Stock Options

A participant who has been granted a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares of common stock acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options

In general, no taxable income is realized by a participant upon the grant of an incentive stock option (“ISO”). If shares of common stock are purchased by a participant, or option shares, pursuant to the exercise of an ISO granted under the 2021 Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant, such disposition a disqualifying disposition, then, generally (1) the participant will not realize ordinary income upon exercise and (2) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.” If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock option as discussed above. In general, we will receive an income tax deduction at the same time and in the same amount as the participant recognizes ordinary income.

Stock Appreciation Rights

A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of common stock received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any shares of common stock received upon exercise of a SAR will be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock

A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of common stock at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares of common stock will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares of common stock before the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such stock is subject to restrictions or transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares of common stock equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Restricted Stock Units

In general, the grant of RSUs will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares of common stock, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Other Awards

With respect to other stock-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any shares of common stock or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

New Plan Benefits

Future grants under the 2021 Plan will be made at the discretion of the plan administrator and, accordingly, are not yet determinable. In addition, benefits under the 2021 Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the 2021 Plan.

Vote Required

The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the 2021 Plan Amendments.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE 2021 PLAN AMENDMENTS.

OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

ADDITIONAL INFORMATION

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please notify your broker or call our Secretary at (310) 651-8041, or submit a request in writing to our Secretary, Immix Biopharma, Inc., 11400 West Olympic Blvd., Suite 200, Los Angeles, CA 90064. Stockholders who currently receive multiple copies of the Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Annual Reports on Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2023 may be obtained without charge by writing to the Secretary, Immix Biopharma, Inc., 11400 West Olympic Blvd., Suite 200, Los Angeles, CA 90064.

By Order of the Board of Directors

/s/ Ilya Rachman
Ilya Rachman
Chairman of the Board of Directors and Chief Executive Officer

April 29, 2024

Appendix A

IMMIX BIOPHARMA, INC.

AMENDED AND RESTATED

2021 OMNIBUS EQUITY INCENTIVE PLAN

Section 1. Purpose of Plan.

The name of the Plan is the Immix Biopharma, Inc. Amended and Restated 2021 Omnibus Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (i) provide an additional incentive to selected employees, directors, and independent contractors of the Company or its Affiliates whose contributions are essential to the growth and success of the Company, (ii) strengthen the commitment of such individuals to the Company and its Affiliates, (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or any combination of the foregoing.

Section 2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

(b) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified as of any date of determination.

(c) “Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time.

(d) “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted under the Plan.

(e) “Award Agreement” means any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

(f) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g) “ Board” means the Board of Directors of the Company.

(h) “Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.

(i) “Cause” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Cause,” then “Cause” means a Participant’s (i) conviction of a felony or a crime involving fraud or moral turpitude; (ii) theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs Participant’s ability to perform appropriate employment duties for the Company; (iii) intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Company after a Change in Control, including violation of a non-competition or confidentiality agreement; (iv) willful failure to follow lawful instructions of the person or body to which Participant reports; or (v) gross negligence or willful misconduct in the performance of Participant’s assigned duties. “Cause” shall not include mere unsatisfactory performance in the achievement of a Participant’s job objectives. Any voluntary termination of employment or service by the Participant in anticipation of an involuntary termination of the Participant’s employment or service, as applicable, for Cause shall be deemed to be a termination for Cause.

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(j) “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

(k) “Change in Control” means the first occurrence of an event set forth in any one of the following paragraphs following the Effective Date:

(1)	any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person which were acquired directly from the Company or any Affiliate thereof) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

(2)	the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; or

(3)	there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

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(4)	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. For purposes of this definition of Change in Control, the term “Person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company.

(l) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(m) “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Stock is traded.

(n) “Common Stock” means the common stock of the Company, par value $0.0001.

(o) “Company” means Immix Biopharma, Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).

(p) “Covered Executive” means any Executive Officer that (1) has received Incentive Compensation (A) during the Look-Back Period (as defined in Section 27) and (B) after beginning service as an Executive Officer; and (2) served as an Executive Officer at any time during the performance period for the applicable Incentive Compensation.

(q) “Disability” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Disability,” then “Disability” means that a Participant, as determined by the Administrator in its sole discretion, (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.

(r) “Effective Date” has the meaning set forth in Section 17 hereof.

(s) “Eligible Recipient” means an employee, director or independent contractor of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means an employee, non-employee director or independent contractor of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.

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(t) “Executive Officer” means “any executive officer” as defined in Section 10D-1(d) of the Exchange Act whom the Board (or the Committee, as applicable) has determined is subject to the reporting requirements of Section 10D of the Exchange Act, and includes any person who is the Company’s president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president of the issuer in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company (with any executive officers of the Company’s parent(s) or subsidiaries being deemed Executive Officers of the Company if they perform such policy making functions for the Company). All Executive Officers of the Company identified by the Board (or the Committee, as applicable) pursuant to 17 CFR 229.401(b) shall be deemed an “Executive Officer.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(v) “Exempt Award” shall mean the following:

(1)	An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(2)	An “employment inducement” award as described in the applicable stock exchange listing manual or rules may be granted under the Plan from time to time. The terms and conditions of any “employment inducement” award may vary from the terms and conditions set forth in the Plan to such extent as the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(3)	An award that an Eligible Recipient purchases at Fair Market Value (including awards that an Eligible Recipient elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the Shares are delivered immediately or on a deferred basis.

(w) “Exercise Price” means, (i) with respect to any Option, the per share price at which a holder of such Option may purchase Shares issuable upon exercise of such Award, and (ii) with respect to a Stock Appreciation Right, the base price per share of such Stock Appreciation Right.

(x) “Fair Market Value” of a share of Common Stock or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, that, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a share of Common Stock on such exchange, or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.

(y) “Free Standing Rights” has the meaning set forth in Section 8.

(z) “Good Reason” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Good Reason,” “Good Reason” and any provision of this Plan that refers to “Good Reason” shall not be applicable to such Participant.

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(aa) “Grandfathered Arrangement” means an Award which is provided pursuant to a written binding contract in effect on November 2, 2017, and which was not modified in any material respect on or after November 2, 2017, within the meaning of Section 13601(e)(2) of P.L. 115.97, as may be amended from time to time (including any rules and regulations promulgated thereunder).

(bb) “Incentive Compensation” shall be deemed to be any compensation (including any Award or any other short-term or long-term cash or equity incentive award or any other payment) that is granted, earned, or vested based wholly or in part upon the attainment of any financial reporting measure (i.e., any measures that are determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and any measure that is derived wholly or in part from such measures, including stock price and total shareholder return). For avoidance of doubt, financial reporting measures include “non-GAAP financial measures” for purposes of Exchange Act Regulation G and 17 CFR 229.10, as well as other measures, metrics and ratios that are not non-GAAP measures, like same store sales. Financial reporting measures may or may not be included in a filing with the Securities and Exchange Commission, and may be presented outside the Company’s financial statements, such as in Management’s Discussion and Analysis of Financial Conditions and Results of Operations or the performance graph.

(cc) “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(dd) “Nonqualified Stock Option” shall mean an Option that is not designated as an ISO.

(ee) “Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”

(ff) “Other Stock-Based Award” means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued provision of service or employment or other terms or conditions as permitted under the Plan.

(gg) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

(hh) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(ii) “Plan” means this 2021 Omnibus Equity Incentive Plan.

(jj) “Prior Plan” means the Company’s 2016 Equity Incentive Plan, as in effect immediately prior to the Effective Date.

(kk) “Related Rights” has the meaning set forth in Section 8.

(ll) “Restricted Period” has the meaning set forth in Section 9.

(mm) “Restricted Stock” means a Share granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period (or periods) of time and/or upon attainment of specified performance objectives.

(nn) “Restricted Stock Unit” means the right granted pursuant to Section 9 hereof to receive a Share at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.

(oo) “Rule 16b-3” has the meaning set forth in Section 3.

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(pp) “Shares” means Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.

(qq) “Stock Appreciation Right” means a right granted pursuant to Section 8 hereof to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

(rr) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.

(ss) “Transfer” has the meaning set forth in Section 15.

Section 3. Administration.

(a) The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3 under the Exchange Act (“Rule 16b-3”).

(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(1)	to select those Eligible Recipients who shall be Participants;

(2)	to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3)	to determine the number of Shares to be covered by each Award granted hereunder;

(4)	to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Stock or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Stock or Restricted Stock Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and each Stock Appreciation Right or the purchase price of any other Award, (iv) the vesting schedule and terms applicable to each Award, (v) the number of Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable) any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the payment schedules of such Awards and/or, to the extent specifically permitted under the Plan, accelerating the vesting schedules of such Awards);

(5)	to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;

(6)	to determine the Fair Market Value in accordance with the terms of the Plan;

(7)	to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan;

(8)	to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;

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(9)	to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and

(10)	to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.

(c) Subject to Section 5, neither the Board nor the Committee shall have the authority to reprice or cancel and regrant any Award at a lower exercise, base or purchase price or cancel any Award with an exercise, base or purchase price in exchange for cash, property or other Awards without first obtaining the approval of the Company’s stockholders.

(d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants.

(e) The expenses of administering the Plan (which for the avoidance of doubt does not include the costs of any Participant) shall be borne by the Company and its Affiliates.

(f) If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Certificate of Incorporation or Bylaws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

Section 4. Shares Reserved for Issuance Under the Plan.

(a) Subject to Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to the sum of (i) 4,934,561 shares, plus (ii) the number of shares of Common Stock reserved, but unissued under the Prior Plan; and (iii) the number of shares of Common Stock underlying forfeited awards under the Prior Plan (“Share Reserve”); provided, that, shares of Common Stock issued under the Plan with respect to an Exempt Award shall not count against such share limit. Following the Effective Date, no further awards shall be issued under the Prior Plan, but all awards under the Prior Plan which are outstanding as of the Effective Date (including any Grandfathered Arrangement) shall continue to be governed by the terms, conditions and procedures set forth in the Prior Plan and any applicable Award Agreement.

(b) In addition to subpart (a) above, the number of shares of Common Stock in the Share Reserve and available for issuance under the Plan shall automatically increase on January 1st of each year for a period of ten (10) years commencing on January 1, 2025 and ending on (and including) January 1, 2034, in an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the Share Reserve for such calendar year or that the increase in the Share Reserve for such calendar year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For clarity, the Share Reserve in this Section 4(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 4(a) does not limit the granting of Stock Awards outside of the Plan. Shares of Common Stock may be issued in connection with a merger or acquisition as permitted by, as applicable, NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, NYSE-American Company Guide Section 711 or other applicable rule, and such issuance shall not reduce the number of shares of Common Stock available for issuance under the Plan.

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(c) Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall. have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If an Award entitles the Participant to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for granting Awards under the Plan. Notwithstanding the foregoing, (i) Shares surrendered or withheld as payment of either the Exercise Price of an Award (including Shares otherwise underlying a Stock Appreciation Right that are retained by the Company to account for the Exercise Price of such Stock Appreciation Right) and/or withholding taxes in respect of an Award and (ii) any Shares reacquired by the Company in the open market or otherwise using cash proceeds from the exercise of Options shall no longer be available for grant under the Plan. In addition, (i) to the extent an Award is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) shares of Common Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of Shares shall no longer be available for grant under the Plan.

Section 5. Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Plan pursuant to Section 4, (ii) the kind, number of securities subject to, and the Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Shares or other securities or the amount of cash or amount or type of other property subject to outstanding Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted under the Plan; and/or (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant. Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements. Except to the extent determined by the Administrator, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6. Eligibility.

The Participants in the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients. No Participant who is a director, but is not also an employee or consultant, of the Company shall receive Awards and be paid cash compensation during any calendar year that exceed, in the aggregate, $300,000 in total value (with cash compensation measured for this purpose at its value upon payment and any Awards measured for this purpose at their grant date Fair Market Value, as determined for the Company’s financial reporting purposes).

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Section 7. Options.

(a) General. Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

(b) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

(c) Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, subject to Section 7(d) of the Plan, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.

(d) Exercisability. Each Option shall be subject to vesting or become exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.

(e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by Applicable Laws or (iv) any combination of the foregoing.

(f) ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company.

(1)	ISO Grants to 10% Stockholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.

(2)	$100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

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(3)	Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two (2) years after the date of grant of the ISO and (ii) one (1) year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

(g) Rights as Stockholder. A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, and has paid in full for such Shares and has satisfied the requirements of Section 15 hereof.

(h) Termination of Employment or Service. Treatment of an Option upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(i) Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.

Section 8. Stock Appreciation Rights.

(a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made. Each Participant who is granted a Stock Appreciation Right shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded, the Exercise Price per Share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b) Awards; Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the shares of Common Stock, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 15 hereof.

(c) Exercise Price. The Exercise Price of Shares purchasable under a Stock Appreciation Right shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of a Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

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(d) Exercisability.

(1)	Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(2)	Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.

(e) Payment Upon Exercise.

(1)	Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.

(2)	A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(3)	Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).

(f) Termination of Employment or Service. Treatment of a Stock Appreciation Right upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(g) Term.

(1)	The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(2)	The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(h) Other Change in Employment or Service Status. Stock Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment or service status of a Participant, in the discretion of the Administrator.

Section 9. Restricted Stock and Restricted Stock Units.

(a) General. Restricted Stock or Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock or Restricted Stock Units shall be made. Each Participant who is granted Restricted Stock or Restricted Stock Units shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock or Restricted Stock Units; the period of time restrictions, performance goals or other conditions that apply to Transferability, delivery or vesting of such Awards (the “Restricted Period”); and all other conditions applicable to the Restricted Stock and Restricted Stock Units. If the restrictions, performance goals or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock or Restricted Stock Units, in accordance with the terms of the grant. The provisions of the Restricted Stock or Restricted Stock Units need not be the same with respect to each Participant.

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(b) Awards and Certificates. Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an Award of Restricted Stock may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Stock; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such Award. Certificates for shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in such Restricted Stock Award. With respect to Restricted Stock Units to be settled in Shares, at the expiration of the Restricted Period, share certificates in respect of the shares of Common Stock underlying such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Common Stock underlying the Restricted Stock Units Award. Notwithstanding anything in the Plan to the contrary, any Restricted Stock or Restricted Stock Units to be settled in Shares (at the expiration of the Restricted Period, and whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form. Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares, or cash, as applicable, shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.

(c) Restrictions and Conditions. The Restricted Stock or Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:

(1)	The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 11 hereof.

(2)	Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to an Award, shall only become payable if (and to the extent) the underlying Restricted Stock vests. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a stockholder with respect to Shares subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Shares covered by Restricted Stock Units shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the time (and to the extent) Shares in respect of the related Restricted Stock Units are delivered to the Participant. Certificates for Shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Stock or Restricted Stock Units, except as the Administrator, in its sole discretion, shall otherwise determine.

(3)	The rights of Participants granted Restricted Stock or Restricted Stock Units upon termination of employment or service as a director or independent contractor to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

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(d) Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.

Section 10. Other Stock-Based Awards.

Other Stock-Based Awards may be issued under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Stock-Based Awards shall be granted. Each Participant who is granted an Other Stock-Based Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of shares of Common Stock to be granted pursuant to such Other Stock-Based Awards, or the manner in which such Other Stock-Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Stock-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Stock-Based Awards. In the event that the Administrator grants a bonus in the form of Shares, the Shares constituting such bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Notwithstanding anything set forth in the Plan to the contrary, any dividend or dividend equivalent Award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying Award.

Section 11. Change in Control.

Unless otherwise determined by the Administrator and evidenced in an Award Agreement, in the event that (a) a Change in Control occurs, and (b) the Participant is employed by, or otherwise providing services to, the Company or any of its Affiliates immediately prior to the consummation of such Change in Control then upon the consummation of such Change in Control, the Administrator, in its sole and absolute discretion, may:

(a) provide that any unvested or unexercisable portion of any Award carrying a right to exercise become fully vested and exercisable; and

(b) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan to lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at target performance levels.

If the Administrator determines in its discretion pursuant to Section 3(b)(4) hereof to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all Options and/or Stock Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control.

Section 12. Amendment and Termination.

The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. The Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Common Stock is traded or other Applicable Law. Subject to Section 3(c), the Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.

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Section 13. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 14. Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of an amount up to the maximum statutory tax rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (ii) delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. Such already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to any Award.

Section 15. Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or a Stock Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal Disability, by the Participant’s guardian or legal representative.

Section 16. Continued Employment or Service.

Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

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Section 17. Effective Date.

The Plan was approved by the Board on April 24, 2023 and shall be adopted and become effective on the date that it is approved by the Company’s stockholders (the “Effective Date”).

Section 18. Electronic Signature.

Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

Section 19. Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 20. Securities Matters and Regulations.

(a) Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

(b) Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

(c) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Exchange Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Exchange Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

Section 21. Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

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Section 22. Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.

Section 23. No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 24. Beneficiary.

A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Section 25. Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Section 26. Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Section 27. Clawback.

(a) If the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance (whether one occurrence or a series of occurrences of noncompliance) with any financial reporting requirement under the securities laws (including if the Company is required to prepare an accounting restatement to correct an error (or a series of errors)) (a “Covered Accounting Restatement”), and if such Covered Accounting Restatement includes (i) restatements that correct errors that are material to previously issued financial statements (commonly referred to as “Big R” restatements), and (ii) restatements that correct errors that are not material to previously issued financial statements, but would result in a material misstatement if (a) the errors were left uncorrected in the current report, or (b) the error correction was recognized in the current period (commonly referred to as “little r” restatements), then the Committee may require any Covered Executive to repay (in which event, such Covered Executive shall, within thirty (30) days of the notice by the Company, repay to the Company) or forfeit (in which case, such Covered Executive shall immediately forfeit to the Company) to the Company, and each Covered Executive hereby agrees to so repay or forfeit, that portion of the Incentive Compensation received by such Covered Executive during the period comprised of the Company’s three (3) completed fiscal years (together with any intermittent stub fiscal year period(s) of less than nine (9) months resulting from Company’s transition to different fiscal year measurement dates) immediately preceding the date the Company is deemed (as described below) to be required to prepare a Covered Accounting Restatement (such period, the “Look-Back Period”), that the Committee determines was in excess of the amount of Incentive Compensation that such Covered Executive would have received during such Look-Back Period, had such Incentive Compensation been calculated based on the restated amounts, and irrespective of any fault, misconduct or responsibility of such Covered Executive for the Covered Accounting Restatement. It is specifically understood that, to the extent that the impact of the Covered Accounting Restatement on the amount of Incentive Compensation received cannot be calculated directly from the information therein (e.g., if such restatement’s impact on the Company’s stock price is not clear), such excess amount of Incentive Compensation shall be determined based on a reasonable estimate by the Committee of the effect of the Covered Accounting Restatement on the applicable financial measure (including the stock price or total shareholder return) based upon which the Incentive Compensation was received. The amount of the Incentive Compensation to be recouped shall be determined by the Committee in its sole and absolute discretion and calculated on a pre-tax basis, and the form of such recoupment of Incentive Compensation may be made, in the Committee’s sole and absolute discretion, through the forfeiture or cancellation of vested or unvested Awards, cash repayment or both. Incentive Compensation shall be deemed received, either wholly or in part, in the fiscal year during which the financial reporting measure specified in such Incentive Compensation Award is attained (or with respect to, or based on, the achievement of any financial reporting measure which such Incentive Compensation was granted, earned or vested, as applicable), even if the payment, vesting or grant of such Incentive Compensation occurs after the end of such fiscal year. For purposes of this Section 27, the Company is deemed to be required to prepare a Covered Accounting Restatement on the earlier of (A) the date upon which the Board or an applicable committee thereof, or the officer or officers of the Company authorized to take such action if Board action is not required, concludes, or reasonably should have concluded, that the Company is required to prepare a Covered Accounting Restatement; or (B) the date a court, regulator, or other legally authorized body directs the Company to prepare a Covered Accounting Restatement.

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(b) Notwithstanding any other provisions in this Plan, any Award or any other compensation received by a Participant which is subject to recovery under any Applicable Laws, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such Applicable Law, government regulation or stock exchange listing requirement), will be subject to such deductions and clawback as may be required to be made pursuant to such Applicable Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement on or following the Effective Date).

Section 28. Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

Section 29. Indemnification.

To the extent allowable pursuant to applicable law, each member of the Board and the Administrator and any officer or other employee to whom authority to administer any component of the Plan is designated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 30. Titles and Headings, References to Sections of the Code or Exchange Act.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

Section 31. Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

Section 32. Relationship to other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

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IMMIX BIOPHARMA, INC.

Annual Meeting of Stockholders
June 11, 2024 at 12:00 p.m. ET

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Ilya Rachman and Helen C. Adams, with full power of substitution and resubstitution, as proxy to represent and vote all shares of Common Stock of Immix Biopharma, Inc. (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on June 11, 2024, at 12:00 p.m. ET, at the Company’s office located at 11400 West Olympic Blvd., Suite 200, Los Angeles, CA 90064.

THE PROXIES ARE FURTHER AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

1.	To elect eight (8) directors to serve as members of the Board of Directors of the Company until the next annual meeting of stockholders and until their successors are duly elected and qualified.

	FOR	WITHHOLD		FOR	WITHHOLD
01. Ilya Rachman	☐	☐	05. Helen C. Adams	☐	☐
02. Gabriel Morris	☐	☐	06. Carey Ng	☐	☐
03. Jason Hsu	☐	☐	07. Jane Buchan	☐	☐
04. Magda Marquet	☐	☐	08. Yekaterina Chudnovsky	☐	☐

2.	To ratify the appointment of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	To approve and adopt an amendment to the Immix Biopharma, Inc. Amended and Restated 2021 Omnibus Equity Incentive Plan (the “2021 Plan”) to (i) increase the number of shares of common stock available for issuance under the 2021 Plan and (ii) adopt an evergreen provision to the 2021 Plan providing for an automatic annual increase in the shares of common stock available for issuance under the 2021 Plan over the next ten years.

☐	FOR	☐	AGAINST	☐	ABSTAIN

This proxy, when properly executed, will be voted as directed.  If no direction is made, the proxy shall be voted FOR each of the eight (8) nominees for director named in the Proxy Statement; FOR the ratification of the appointment of KMJ Corbin & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and FOR the approval of the increase the number of shares reserved under our 2021 Plan and the adoption of the evergreen provision.

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature ____________________________________________

Signature (Co-owner) __________________________________

Dated: ____________________, 2024

☐	Please Mark Here for Address Change or Comments. Provide updated address or comments in the space provided below.

Please return your completed proxy whether or not you plan to attend the Annual Meeting. You may nevertheless vote in person if you do attend the Annual Meeting.

If you vote by Internet, you do NOT need to mail back your proxy card

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YOUR VOTE IS IMPORTANT
Voting Instructions are on Reverse.

Voting Instructions

You may vote your proxy in the following ways:

☐	Via Internet:

Login to http://annualgeneralmeetings.com/immix2024

Enter your control number (12-digit number located below)

☐	Via Mail:
Pacific Stock Transfer Company
c/o Proxy Department
6725 Via Austi Parkway, Suite 300
Las Vegas, Nevada 89119

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., ET, on June 10, 2024.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.

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